                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14 (A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant    [X]
Filed by a Party other than the Registrant    [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Under Sec. 240.14a-12

                             NABORS INDUSTRIES LTD.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box): [X] No fee required.

[ ]  $125 per Exchange Act Rules 0-11 (c) (1) (ii), 14a-6 (i) (1), 14a-6 (i) (2)
     or Item 22 (a) (2) of Schedule 14A.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6 (i) (1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:
                          ------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
                                  ----------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:
                                                        ------------------------

     (3)  Filing Party:
                       ---------------------------------------------------------

     (4)  Date Filed:
                     -----------------------------------------------------------

           -----------------------------------------------------------

                                     NOTICE
                                       OF

                           2003 ANNUAL GENERAL MEETING
                                       OF

                                  SHAREHOLDERS
                                       AND

                                 PROXY STATEMENT

           -----------------------------------------------------------




                                                        (NABORS INDUSTRIES LOGO)

                             NABORS INDUSTRIES LTD.

                     2ND FLOOR INTERNATIONAL TRADING CENTER

                                     WARRENS

                              ST. MICHAEL, BARBADOS

                                                                     May 8, 2003

TO OUR SHAREHOLDERS:

      You are cordially invited to attend the 2003 Annual General Meeting of Shareholders of Nabors Industries Ltd., which will be held on Tuesday, June 3, 2003, beginning at 11:00 a.m., Central Daylight Time, at the Wyndham Greenspoint Hotel, 12400 Greenspoint Drive, Houston, Texas.

      Information about the annual general meeting, including matters on which shareholders will act, may be found in the notice of annual general meeting and proxy statement accompanying this letter. I look forward to greeting in person as many of our shareholders as possible.

      Your vote is important. Whether or not you plan to attend the meeting in person, it is important that your shares be represented at the meeting. After reading the enclosed notice of annual general meeting and proxy statement, please sign, date and return the enclosed proxy in the stamped envelope included with this letter.

      On behalf of the Board of Directors and the management of Nabors, I extend our appreciation for your continued support.

                                               Sincerely yours,

                                               /s/ EUGENE M. ISENBERG

                                               EUGENE M. ISENBERG
                                               Chairman of the Board

                             NABORS INDUSTRIES LTD.

                     2ND FLOOR INTERNATIONAL TRADING CENTER

                                     WARRENS

                              ST. MICHAEL, BARBADOS

                                 ---------------

                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON JUNE 3, 2003

                                 ---------------


      The 2003 Annual General Meeting of Shareholders of Nabors Industries Ltd. will be held at the Wyndham Greenspoint Hotel, 12400 Greenspoint Drive, Houston, Texas on Tuesday, June 3, 2003 at 11:00 a.m., Central Daylight Time, to consider and act upon the following matters:

      1.    The election of two Class III directors for terms expiring in 2006;

      2. Appointment of PricewaterhouseCoopers LLP as independent auditors and to authorize the Audit Committee of the Board of Directors to set auditors' remuneration;

      3.    Approval of the 2003 Employee Stock Plan; and

      4. Such other business as may properly come before the annual general meeting.

      The financial statements for the Company's 2002 fiscal year will also be presented at the annual general meeting.

      The Board of Directors has fixed the close of business on April 10, 2003 as the record date for determining the shareholders who are entitled to notice of and to vote at the annual general meeting and any adjournment or postponement of the meeting.

                                         By Order of the Board of Directors,

                                         /s/ DANIEL MCLACHLIN

                                         DANIEL MCLACHLIN

                                         Secretary

Dated: May 8, 2003

      Please date and sign the enclosed proxy, and return it at your earliest convenience in the enclosed stamped envelope, so that, if you are unable to attend the annual general meeting, your shares may be voted.

                             NABORS INDUSTRIES LTD.

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------

                   2003 ANNUAL GENERAL MEETING OF SHAREHOLDERS

                                  JUNE 3, 2003

                               GENERAL INFORMATION

      Nabors Industries Ltd. ("Nabors"), a Bermuda company, is the successor to Nabors Industries, Inc. ("Nabors Delaware"), a Delaware corporation, following a corporate reorganization which occurred on June 24, 2002. As a result of the reorganization, shareholders of Nabors Delaware, on the date of the reorganization, became shareholders of Nabors. Nabors and its subsidiaries continue to conduct the business previously conducted by Nabors Delaware and its subsidiaries. Nabors Delaware continues to exist as an indirect, wholly-owned subsidiary of Nabors.

      In this proxy statement, "Nabors", the "Company", "we", "us" and "our" refer to Nabors Industries Ltd. or, for information pertaining to periods prior to June 24, 2002, to Nabors Delaware. Where the context requires, such references also include our subsidiaries.

                 INFORMATION CONCERNING VOTING AND SOLICITATION

      The Board of Directors of Nabors prepared this proxy statement for the purpose of soliciting proxies for the 2003 Annual General Meeting of Shareholders. Our annual general meeting will be held at the Wyndham Greenspoint Hotel, 12400 Greenspoint Drive, Houston, Texas at 11:00 a.m., Central Daylight Time, on Tuesday, June 3, 2003 unless adjourned or postponed. The Board is making this solicitation by mail, and Nabors will pay all costs associated with this solicitation. This proxy statement and accompanying notice of annual general meeting and proxy are first being mailed to shareholders on or about May 8, 2003.

      Our principal executive offices are located at 2nd Floor International Trading Center, Warrens, P.O. Box 905E, St. Michael, Barbados. The telephone number there is 246-421-9471.

ENTITLED TO VOTE

      Only shareholders of record at the close of business on April 10, 2003 are entitled to vote at the annual general meeting. At the annual general meeting, each Nabors common share will be entitled to one vote. In addition, the holder of record of one Special Voting Preferred Share of Nabors shall be entitled to a number of votes equal to the number of exchangeable shares of Nabors Exchangeco (Canada), Inc., a corporation incorporated under the laws of Canada, outstanding from time to time which are not owned by Nabors or any of its affiliates, in accordance with the instructions received from the holders of such shares. On April 10, 2003, there were 565,497 shares of Nabors Exchangeco (Canada) Inc. outstanding. A quorum is necessary to transact business at the annual general meeting. The presence at the annual general meeting, in person or by proxy, of holders of a majority of the shares outstanding on April 10, 2003, constitutes a quorum. On April 10, 2003, there were 145,991,619 shares outstanding and entitled to vote, each of which is entitled to one vote for each matter to be voted on at the annual general meeting.

VOTING PROCEDURES

      Shareholders of record can vote at the meeting by completing, signing and returning the enclosed proxy card. Shareholders who hold their shares through a broker ("in street name") must vote their shares in the manner prescribed by their brokers.

      Proxies timely received will be voted in accordance with the shareholders' directions given in the proxies. In the absence of directions, shares for which we have received executed proxies will be voted FOR the nominees for election as directors named in this proxy statement, FOR the appointment of PricewaterhouseCoopers LLP as independent auditors and authorization of the Audit Committee of the Board to set the auditors' remuneration and FOR the approval of the 2003 Employee Stock Plan.

REVOCATION OF PROXIES

You may revoke your proxy at any time before it is actually voted by:

      o filing with the Secretary of Nabors, at or before the annual general meeting and prior to the vote, a written notice of revocation bearing a date later than the proxy being revoked;

      o duly signing and delivering, prior to the annual general meeting, a subsequent proxy relating to the annual general meeting; or

      o voting in person at the annual general meeting (although attendance at the annual general meeting will not, by itself, constitute a revocation of a proxy).

      You must send any written notice revoking your proxy to the Secretary at our principal executive offices, 2nd Floor, International Trading Center, Warrens, P.O. Box 905E, St. Michael, Barbados. Alternatively, you may hand deliver your revocation notice at the annual general meeting. The financial statements for the Company's 2002 fiscal year will also be presented at the annual general meeting.

QUORUM AND REQUIRED VOTES

      Nabors' Bye-laws provide that (a) the affirmative vote of a plurality of the votes cast at a meeting at which a quorum is present is required for the election of directors, and (b) the affirmative vote of the holders of a majority of shares present in person or represented by proxy and entitled to vote thereon is required to approve the appointment of the auditors and to approve the 2003 Employee Stock Plan.

      Abstentions or votes that are withheld, are votes withheld by shareholders who are present in person or by proxy at a meeting and entitled to vote. Abstentions and withheld votes will be counted for purposes of establishing a quorum. Abstentions and withheld votes are not considered votes cast on a matter and will not be counted in the vote with respect to any proposal from which the shareholder abstains or withholds his vote.

      Broker non-votes occur when the person, usually a broker, holding the certificate in street name does not have discretionary authority to vote on a matter, and has not received instructions on how to vote from the beneficial owner of the shares. Broker non-votes will be counted for purposes of establishing a quorum, but will not be counted as votes cast or entitled to vote on any proposals at the meeting. This will have the effect of reducing the absolute number of shares required to approve a matter to be voted on at the meeting.

SOLICITATION

      Nabors has retained Georgeson Shareholder Communications Inc., 17 State Street, New York, New York 10004 to solicit proxies on behalf of the Board of Directors at an estimated cost of $12,000 plus reasonable out-of-pocket expenses. Proxies may be solicited on behalf of the Board of Directors by mail, in person and by telephone. Proxy materials will also be provided for distribution through brokers, custodians, and other nominees and fiduciaries. Nabors will reimburse such parties for their reasonable out-of-pocket expenses for forwarding the proxy materials.

                              PROPOSALS TO VOTE ON

1. ELECTION OF DIRECTORS

Nominees for directors this year are Eugene Isenberg and Jack Wexler. These two directors currently comprise Class III of the three classes of directors. Each director is currently a director of the Company and has consented to serve a three-year term. Each of the two directors has previously stood for election. For additional information on this proposal, see page 5.

THE BOARD RECOMMENDS A VOTE FOR THESE NOMINEES.

2. APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS OF THE COMPANY AND TO AUTHORIZE THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS TO SET THE AUDITORS' REMUNERATION.

We are asking the shareholders to appoint PricewaterhouseCoopers LLP ("PWC") as independent auditors for the Company for 2003 and to authorize the Audit Committee of the Board of Directors to set the auditors' remuneration. The Board of Directors, upon recommendation of the Audit Committee, has unanimously selected PWC as independent auditors for 2003, subject to approval of the shareholders. For additional information on this proposal, see page 24.

THE BOARD RECOMMENDS A VOTE FOR APPOINTMENT OF PWC AS INDEPENDENT AUDITORS FOR 2003 AND TO AUTHORIZE THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS TO SET THE AUDITORS' REMUNERATION.

3. APPROVAL OF THE 2003 EMPLOYEE STOCK PLAN.

We are asking the shareholders to approve the 2003 Employee Stock Plan. For additional information on this proposal, see page 24.

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2003 EMPLOYEE STOCK PLAN.

OTHER BUSINESS

The Board of Directors knows of no other business to be considered at the meeting. However, if any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote in their discretion on such matters, to the extent permitted under applicable law and the American Stock Exchange rules and regulations.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

      Bye-law 29 authorizes the Board to fix the number of directors from time to time, but at no less than five nor more than eighteen. The number of directors currently is established at eight. The Bye-laws also provide for three classes of directors, designated Class I, Class II and Class III, each currently having three-year terms of office. Each class of directors is to consist of, as nearly as possible, one-third of the total number of directors constituting the entire Board. Except for directors elected to fill vacancies (whether created by death, resignation, removal or expansion of the Board), the directors of each class will be elected for a term of three years or until their respective successors have been duly elected and qualified. At the 2003 annual general meeting, two Class III directors, Eugene Isenberg and Jack Wexler, are nominated for election to the Board to serve for a three-year term.

      If the enclosed proxy is signed and returned, it will be voted as you direct in the proxy. If you do not direct how the proxy should be voted, it will be voted FOR the election of Mr. Isenberg and Mr. Wexler as Class III directors, to serve until the 2006 annual general meeting of shareholders or until their respective successors have been duly elected and qualified. However, should any nominee become unavailable or prove unable to serve for any reason, the proxy will be voted for the election of such other person as the Board may select to replace such nominee, unless the Board instead fixes the number of directors at less than eight. The Board has no reason to believe that the nominees will not be available or will prove unable to serve.

      The following tables set forth certain information concerning each Class III director nominee, the continuing Class I and Class II directors and executive officers of Nabors who are neither directors nor nominees for election as directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE CLASS III DIRECTOR NOMINEES IDENTIFIED BELOW.

CLASS III DIRECTOR NOMINEES - TERMS EXPIRING IN 2003

                                                                                                              DIRECTOR
                                                             POSITION WITH NABORS                             OF NABORS
            NAME               AGE                       AND PRIOR BUSINESS EXPERIENCE                          SINCE
            ----               ---                       -----------------------------                        ---------
Eugene M. Isenberg...           73      Chairman of the Board, Chairman of the Executive Committee of the        1987
                                        Board and Chief Executive Officer of Nabors since 1987.  Mr.
                                        Isenberg has served as a Director of Danielson Holding Company
                                        (a financial services holding company) since 1990.  He has been a Governor of the National Association of Securities Dealers
                                        (NASD) since 1998 and the American Stock Exchange (AMEX) since
                                        1996.  He has served as a member of the National Petroleum
                                        Council since 2000.  From 1969 to 1982, Mr. Isenberg was
                                        Chairman of the Board and principal shareholder of Genimar, Inc.
                                        (a steel trading and building products manufacturing company), which was sold in 1982.  From 1955 to 1968, Mr. Isenberg was employed in various management capacities with Exxon Corporation.

Jack Wexler.............        77      Chairman of the Compensation Committee of the Board, a member of         1987
                                        the Executive and Audit Committees of the Board since 1987 and a member of the Governance and Nominating Committee since 2002.
                                        Mr. Wexler was employed by Exxon Corporation and its affiliates, serving in senior staff and operating management positions in the United States and the Far East until his retirement in 1982.

CLASS I CONTINUING DIRECTORS - TERMS EXPIRING IN 2004

                                                                                                         DIRECTOR
                                                      POSITION WITH NABORS                              OF NABORS
           NAME               AGE                AND PRIOR BUSINESS EXPERIENCE                            SINCE
           ----               ---                -----------------------------                          ---------
James L. Payne..........      66       Chairman of the Governance and Nominating Committee of the          1999
                                       Board since 2002 and a member of the Technical and Safety
                                       Committee of the Board since 1999.  Mr. Payne is currently
                                       Chairman, Chief Executive Officer and President of Nuevo
                                       Energy Company (a company engaged in the acquisition,
                                       production and exploration of oil and natural gas
                                       properties). He also serves as a Director of BJ Services
                                       and Global Industries.  He was a Director of Pool Energy
                                       Services Co. from 1993 until its acquisition by Nabors in
                                       November 1999. He retired as Vice Chairman of Devon Corp.
                                       in February 2001.  Prior to the merger between Devon Corp.
                                       and Santa Fe Snyder Company in 2000, he had served as
                                       Chairman and Chief Executive Officer of Santa Fe Snyder
                                       Company.  He was Chairman and Chief Executive Officer of
                                       Santa Fe Energy Company from 1990 to 1999 when it merged
                                       with Snyder Oil Company.  Mr. Payne is a graduate of the
                                       Colorado School of Mines where he was named a Distinguished
                                       Achievement Medalist in 1993.  He holds an MBA degree from
                                       Golden Gate University and has completed the Stanford
                                       Executive Program.

Hans W. Schmidt......         73       Chairman of the Technical and Safety Committee of the Board         1993
                                       since 1998 and a member of the Governance and Nominating
                                       Committee of the Board since 2002.  From 1958 to his
                                       retirement in 1992, Mr. Schmidt held a number of positions with C. Deilmann A.G., a diversified energy company located in Bad Bentheim, Germany, including serving as a Director
                                       from 1982 to 1992.  From 1965 to 1992 he served as Director of a subsidiary of C. Deilmann A.G., Deutag Drilling, a
                                       company with worldwide drilling operations. From 1988 to
                                       1991, Mr. Schmidt served as President of Transocean
                                       Drilling Company, a company of which he was also a Director from 1981 until 1991.

Richard F. Syron              59       Member of the Governance and Nominating Committee of the            2003
                                       Board since 2003 and a member of the Compensation Committee of the Board since 2003.  Mr. Syron has served as Executive
                                       Chairman of Thermo Electron Corporation (a manufacturer of electronic measurement equipment, laboratory gems and other scientific instruments) since November 2002; was Chairman
                                       of the Board of Directors of Thermo Electron since January
                                       2000, and was the Chief Executive Officer of Thermo
                                       Electron from June 1999 to July 2000.  Mr. Syron served
                                       from April 1994 to May 1999 as the Chairman and Chief
                                       Executive Officer of the American Stock Exchange.  From
                                       1989 to 1994, he served as president of the Federal Reserve
                                       Bank of Boston, and as a member of the Federal Open Market
                                       Committee.  From 1986 to 1989, he was president of the
                                       Federal Home Loan Bank of Boston.  Earlier, he served as
                                       assistant to then-Federal Reserve Chairman Paul Volcker,
                                       and as Deputy Assistant Secretary of the U.S. Treasury
                                       Department in Washington D.C.  Mr. Syron is Trustee and
                                       past Chairman of the Boston College Board of Trustees and
                                       serves as Trustee for the Woods Hole Oceanographic
                                       Institution in Massachusetts.  He also serves as a Director of John Hancock Financial Services, Inc., McKesson
                                       Corporation and the American Stock Exchange.

CLASS II CONTINUING DIRECTORS - TERMS EXPIRING IN 2005

                                                                                                              DIRECTOR
                                                              POSITION WITH NABORS                            OF NABORS
            NAME               AGE                       AND PRIOR BUSINESS EXPERIENCE                          SINCE
            ----               ---                       -----------------------------                        ---------
Anthony G. Petrello....         48      President and Chief Operating Officer of Nabors since 1992, Deputy        1991
                                        Chairman since 2003, and a member of the Executive Committee of the Board since 1991.  From 1979 to 1991, Mr. Petrello was with the law firm Baker & McKenzie, where he had been Managing Partner of its New York Office from 1986 until his resignation in 1991.
                                        Mr. Petrello holds a J.D. degree from Harvard Law School and B.S.
                                        and M.S. degrees in Mathematics from Yale University.

Myron M. Sheinfeld....          73      Chairman of the Audit Committee of the Board since 1988, a member         1988
                                        of the Compensation Committee of the Board since 1993 and a member of the Governance and Nominating Committee of the Board
                                        since 2002.  He is Senior Counsel to the law firm Akin, Gump,
                                        Strauss, Hauer & Feld, L.L.P.  From 1970 until April 2001 he held various positions in the law firm Sheinfeld, Maley & Kay P.C., most recently as counsel to the firm.  Mr. Sheinfeld was an adjunct professor of law at the University of Texas, School of
                                        Law from 1975 to 1991, and has been a contributing author to numerous legal publications, and a contributor, co-editor and co-author of Collier On Bankruptcy, and a co-author of Collier On
                                        Bankruptcy Tax for Matthew Bender & Co., Inc.  He is a member of the Board of Editors of "The Practical Lawyer."

Martin J. Whitman.....          78      Member of the Audit Committee of the Board since 1993 and a member        1991
                                        of the Governance and Nominating Committee of the Board since
                                        2002.  Chief Executive Officer until June 2002 and a Director of
                                        Danielson Holding Company (an insurance products holding company)
                                        since 1990 (Chairman of the Board until July 1999); Chairman,
                                        Chief Executive Officer and Trustee of Third Avenue Trust and its
                                        predecessor and Chief Investment Officer of Third Avenue
                                        Management LLC and its predecessor (the adviser to Third Avenue
                                        Trust) since 1990; Director of Tejon Ranch Co. (an agricultural and land management company) from 1997 to 2001; and, Director of
                                        Stewart Information Services, Inc. (a title insurance company)
                                        from 2000 until  2002.  Mr. Whitman was an Adjunct Lecturer,
                                        Adjunct Professor and Distinguished Fellow in Finance, Yale
                                        University School of Management from 1972 to 1984 and 1992 to
                                        1999 and is currently an Adjunct Lecturer in Finance at Yale
                                        University.  He was an Adjunct Professor at the Columbia
                                        University Graduate School of Business in 2001.  Mr. Whitman is
                                        co-author of The Aggressive Conservative Investor and author of
                                        Value Investing: A Balanced Approach.

OTHER EXECUTIVE OFFICERS


                                                                   POSITION WITH NABORS
            NAME                AGE                            AND PRIOR BUSINESS EXPERIENCE
            ----                ---                            -----------------------------
Bruce P. Koch...........        43       Vice President and Chief Financial Officer since February 2003, Vice
                                         President-Finance from January 1996 to February 2003, and Corporate
                                         Controller of Nabors from March 1990 to 1995.  He was employed with the accounting firm of Coopers & Lybrand from 1983 to 1990 in a number of capacities, including Audit Manager from 1987 until 1990.

Daniel McLachlin....            65       Vice President-Administration and Secretary of Nabors since 1986.  He was
                                         Manager, Administration of Nabors from 1984 to 1986.  From 1979 to 1984 he was the Vice President, Human Resources of Nabors Drilling Limited, a
                                         subsidiary of Nabors.

                      COMMITTEES AND MEETINGS OF THE BOARD

     The Board of Directors met six times during 2002. Each of our incumbent directors attended at least 89% of the aggregate of the meetings of the Board and the committees on which he served during 2002. The Board has five committees
- the Audit Committee, the Compensation Committee, the Governance and Nominating Committee, the Technical and Safety Committee and the Executive Committee. The independent directors of the Board meet in executive sessions following each Board meeting. Appointments and chairmanships of the committees are recommended by the Governance and Nominating Committee and selected by the Board. All committees report their activities to the Board. The charters of each of our Audit Committee, Compensation Committee, and Governance and Nominating Committee are set forth in Annexes A, B and C, respectively.

AUDIT COMMITTEE

The primary purpose of our Audit Committee is to assist the Board in monitoring
(a) the quality and integrity of the financial statements of the Company, (b) the independent auditors' qualifications and independence; (c) the performance of the Company's independent auditors; and (d) compliance by the Company with legal and regulatory requirements. The Audit Committee met seven (7) times during 2002. The members of the Audit Committee are Myron M. Sheinfeld (Chairman), Jack Wexler and Martin J. Whitman.

COMPENSATION COMMITTEE

The primary purpose of our Compensation Committee is to: (a) discharge the Board's responsibilities relating to the compensation of our executives, including overseeing the administration of our compensation programs and setting the compensation of our key executives; (b) assist the Board in its oversight of the development, implementation, and effectiveness of our policies and strategies relating to our human capital function; and (c) prepare any report on executive compensation required by the rules and regulations of the SEC. The Compensation Committee met two (2) times during 2002. The members of the Compensation Committee are Jack Wexler (Chairman), Myron M. Sheinfeld and Richard F. Syron.

GOVERNANCE AND NOMINATING COMMITTEE

The primary purpose of the Governance and Nominating Committee is to recommend individuals to the Board of Directors for nomination, election or appointment as members of the Board and its committees and to take a leadership role in shaping the corporate governance of Nabors, including developing, recommending to the Board and reviewing on an ongoing basis the corporate governance principles and practices that should apply to Nabors. The Governance and Nominating Committee will consider nominees recommended by shareholders. Shareholders who wish to submit nominees for director for consideration by the Governance and Nominating Committee for election to our 2004 annual general meeting of shareholders may do so by submitting such nominee's names, in compliance with the procedures and along with the other information required by our Bye-Laws, to the Company's principal executive offices no later than January 6, 2004. The Governance and Nominating Committee met two (2) times during 2002. The members of the Governance and Nominating Committee are James L. Payne (Chairman), Hans W. Schmidt, Myron M. Sheinfeld, Richard F. Syron, Jack Wexler and Martin J. Whitman.

TECHNICAL AND SAFETY COMMITTEE

The Technical and Safety Committee provides leadership in developing policies, implementing programs and monitoring performance in the technical and safety aspects of Nabors' operations. The Technical and Safety Committee met two (2) times during 2002. The members of the Technical and Safety Committee are Hans W. Schmidt (Chairman) and James L. Payne.

EXECUTIVE COMMITTEE

The Executive Committee has the authority to exercise all powers, rights and authority of the Board between meetings, except with respect to certain actions as provided in Nabors' Bye-Laws or applicable law. The members of the Executive Committee are Eugene M. Isenberg (Chairman), Anthony G. Petrello and Jack Wexler. The Executive Committee met one (1) time during 2002.

     Mr. Syron was appointed to the Board of Directors on February 20, 2003 and on March 1, 2003 was appointed to serve on the Compensation Committee and the Governance and Nominating Committee.

                              DIRECTOR COMPENSATION

     Nabors compensates its directors through a combination of an annual retainer and stock options. Beginning June 25, 2002, all directors receive an annual retainer of $28,000 for service on the Board and for non-employee directors an additional annual retainer of $3,000 for serving as chairman of a Board committee. No additional amounts are paid for attendance at Board or committee meetings. Non-employee directors who serve on the Executive Committee receive an additional annual retainer of $125,000. In the event of retirement, permanent and total disability or death of a non-employee director who served on the Executive Committee, the $125,000 annual retainer, together with the amount of the annual retainer for serving as a Board member shall continue for an additional five years following the end of the quarter in which retirement, permanent and total disability, or death occurs. Prior to June 25, 2002, non-employee directors received an annual retainer of $28,000 and an additional annual retainer of $3,000 for serving as chairman of a Board committee. Employed directors did not receive compensation for their service on the Board. Each of the employed director's annual salary was reduced by an amount equal to the annual retainer they receive for service on the Board, beginning June 25, 2002.

     Nabors also issues stock options to its non-employee directors to align their interests with Nabors' shareholders. Option awards are made pursuant to option plans adopted from time to time for non-employee directors. Each non-employee director was awarded on February 20, 2003, options to purchase at least 30,000 shares and certain non-employee directors received additional awards in recognition of their service as a committee member or committee chairman. The awards were as follows: Mr. Payne, 35,000 options; Mr. Schmidt, 35,000 options; Mr. Sheinfeld, 40,000 options; Mr. Syron, 30,000 options; Mr. Wexler, 45,000 options; and Mr. Whitman, 30,000 options. In addition, Mr. Syron, who joined the Board on February 20, 2003, received options to purchase an additional 30,000 shares upon his appointment. All of the options were granted at a per share price of $38.75, the market value of the Company's shares on the date of grant. The options generally vest in three equal annual installments beginning on the first anniversary of the date of the grant and are exercisable for ten years from the date of grant.

            SHARE OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

     The following table sets forth, as of April 10, 2003, certain information with respect to the beneficial ownership of Nabors' outstanding common shares by
(a) each current director, (b) each executive officer named in the Summary Compensation Table appearing elsewhere herein (the "Named Executive Officers"),
(c) all directors and executive officers as a group, and (d) any other person or entity known by Nabors to be the beneficial owner of more than 5% of Nabors' common shares:

                                                                                    COMMON SHARES BENEFICIALLY OWNED
                                                                                ----------------------------------------
   BENEFICIAL OWNER (1)                                                         NUMBER OF SHARES     PERCENT OF TOTAL(2)
   --------------------                                                         ----------------     -------------------
   DIRECTORS

   Eugene M. Isenberg (2) (3).......................................                11,969,347                 7.66%
   James L. Payne (2)...............................................                    87,500                     *
   Anthony G. Petrello (2)..........................................                 5,421,260                 3.58%
   Hans W. Schmidt (2)..............................................                   116,500                     *
   Myron M. Sheinfeld (2) (4).......................................                   163,635                     *
   Richard A. Stratton (2)..........................................                 2,016,999                 1.36%
   Richard F. Syron.................................................                         0
   Jack Wexler (2)..................................................                   124,700                     *
   Martin J. Whitman (2) (5)........................................                   265,366                     *

   OTHER EXECUTIVE OFFICERS

   Bruce P. Koch (2)................................................                    71,600                     *
   Daniel McLachlin (2).............................................                     1,591                     *

   All Directors/Executive Officers as a group (11 persons) (2)-(5)                 20,238,498                12.32%

   OTHER

   FMR Corp. (6)                                                                    13,555,816                 9.29%


---------------
*    Less than 1%

(1) The address of each of the directors and officers listed is in care of Nabors Industries Ltd., 2nd Floor International Trading Center, Warrens, P.O. Box 905E, St. Michael, Barbados.

(2) As of April 10, 2003, Nabors had 145,991,619 shares outstanding and entitled to vote. For purposes of this table, "beneficial ownership" is determined in accordance with Rule 13d-3 under the U.S. Securities Exchange Act of 1934, pursuant to which a person or group of persons is deemed to have "beneficial ownership" of any common shares that such person has the right to acquire within 60 days. We have included in the table common shares underlying fully vested stock options (without giving effect to accelerated vesting that might occur in certain circumstances). For purposes of computing the percentage of outstanding common shares held by each person or group of persons named above, any shares which such person or persons has the right to acquire within 60 days (as well as common shares underlying fully vested stock options) are deemed to be outstanding, but are not deemed to be outstanding for purposes of computing the percentage ownership of any other person.

      The number of common shares underlying fully vested stock options included in the table are as follows: Mr. Isenberg - 10,295,079; Mr. Payne - 83,450; Mr. Petrello - 5,320,248; Mr. Schmidt - 116,500; Mr. Sheinfeld -
      146,500; Mr. Stratton - 2,016,568; Mr. Wexler - 121,500; Mr. Whitman -
      132,500; Mr. Koch - 71,600; Mr. McLachlin - 1,500, and all directors and Named Executive Officers as a group - 18,305,445.

(3) The shares listed for Mr. Isenberg are held directly or indirectly through certain trusts, defined benefit plans and individual retirement accounts of which Mr. Isenberg is a grantor, trustee or beneficiary. Not included in the table are 386 shares owned directly or held in trust by Mr. Isenberg's spouse.

(4) The shares listed for Mr. Sheinfeld include 292 shares owned directly by Mr. Sheinfeld's spouse. Mr. Sheinfeld disclaims beneficial ownership of these shares.

(5) The shares listed for Mr. Whitman include 132,819 shares of Nabors common stock owned by M. J. Whitman & Co., Inc. Because Mr. Whitman is a majority stockholder in M.J. Whitman & Co, Inc., he may be deemed to have beneficial ownership of the Nabors shares owned by the company. The shares listed for Mr. Whitman also include 47 shares owned directly by Mr. Whitman.

(6) Based on the information contained in Schedule 13G/A of FMR Corp. filed with the Securities and Exchange Commission on February 14, 2003, the shares listed include (i) 10,146,412 shares beneficially owned by Fidelity Management & Research Company, (ii) 905,357 shares beneficially owned by Fidelity Management Trust Company, (iii) 507 shares of beneficially owned by Geode Capital Management, LLC and (iv) 2,503,540 shares beneficially owned by Fidelity International Limited. FMR Corp. has sole voting power with respect to 3,315,004 shares and sole dispositive power with respect to 13,555,816 shares. The address of FMR Corp.'s principal business office is 82 Devonshire Street, Boston, Massachusetts 02109.

                             MANAGEMENT COMPENSATION

SUMMARY COMPENSATION TABLE

     The table below sets forth all reportable compensation awarded to, earned by or paid to the named executive officers for services rendered in all capacities to Nabors and its subsidiaries whose compensation for the year exceed $100,000 for each of the last three fiscal years.


===============================================================================================================================
                              ANNUAL COMPENSATION                                               AWARDS
-------------------------------------------------------------------------------------------------------------------------------
                                                                                       RESTRICTED    SECURITIES
                                                                    OTHER ANNUAL          STOCK      UNDERLYING    ALL OTHER
NAME AND PRINCIPAL                                                  COMPENSATION         AWARD(S)     OPTIONS/    COMPENSATION
POSITION                    PERIOD     SALARY($)        BONUS($)         ($)               ($)         SARS (1)        ($)
------------------------   ---------   ---------       ---------    ------------      ------------   ----------   -------------
Eugene M. Isenberg              2002     325,000(2)    1,400,000(3)     273,270(4)                0   1,900,000         134,012(5)
Chairman of the
Board, Director and             2001     325,000       2,000,000(3)     134,748                   0           0         119,542
Chief Executive Officer

                                2000     325,000       1,350,000         75,730                   0   3,548,839         101,215

Anthony G. Petrello             2002     275,000(6)      700,000(7)     112,267(8)                0     950,000          88,031(9)
Director, Deputy
Chairman, President and         2001     275,000       1,000,000(7)     127,956                   0           0         137,424
Chief Operating Officer

                                2000     275,000         700,000        313,424                   0   1,740,325         414,941

Richard A. Stratton(10)         2002     275,000(11)           0         35,411(12)               0     400,000          15,816(13)
Vice Chairman of the
Board and Director              2001     275,000         550,000         36,782                   0           0          15,524

                                2000     275,000         500,000         34,623                   0     565,943          17,000

Bruce P. Koch                   2002     185,000          40,000             --                   0      25,000           8,325(14)
Vice President and
Chief Financial Officer         2001     185,000          40,000             --                   0           0           7,650

                                2000     185,000          37,000             --                   0      15,000           7,650

Daniel McLachlin                2002      92,000          10,000         18,636(15)               0       5,000           4,140(16)
Vice
President-Administration        2001      92,000          14,000             --                   0           0           4,140
and Secretary

                                2000      87,000          12,500             --                   0       3,000           3,915

(1) The awards reflected on the table above for 2002 were awards made in early 2002 relating to performance for 2001. The awards reflected on the table above for 2000 relate to performance for calendar years 1999 and 2000. Each of the Named Executive Officers received the number of options indicated below, effective February 20, 2003 for performance during 2002. The exercise price of the options awarded is $38.75, the closing price per share of our common stock on the American Stock Exchange on the grant date. The options vest in three equal annual installments beginning on the first anniversary of the date of the grant for Mr. Isenberg and Mr. Petrello and four equal annual installments beginning on the first anniversary date of the grant for Mr. Koch and Mr. McLachlin: Mr. Isenberg
      - 950,000, Mr. Petrello - 475,000, Mr. Koch - 20,000 and Mr. McLachlin - 4,000.

(2)   Includes $14,538 paid as director's fees.

(3) Mr. Isenberg is entitled to receive an annual bonus as provided in his employment agreement. For each of fiscal years 2002 and 2001, Mr. Isenberg agreed to accept a bonus that was less than the bonus he was entitled to receive under his employment agreement.

(4) Includes various club dues; auto allowance; imputed life insurance; tax preparation fees ($84,925); and gross-up amount for auto allowance and tax preparation fees ($72,827).

(5) Includes (a) Nabors' matching contributions to a retirement savings plan and a non-qualified deferred compensation plan of $9,000; and (b) $125,012 that is the net benefit to Mr. Isenberg of the premiums paid by Nabors, as projected on an actuarial basis, for a split dollar life insurance arrangement (Nabors has suspended additional premium payments under these policies pending clarification of certain provisions of the Sarbanes - Oxley Act of 2002).

(6)   Includes $14,538 paid as director's fees.

(7) Mr. Petrello is entitled to receive an annual bonus as provided in his employment agreement. For fiscal year 2001 Mr. Petrello agreed to accept a bonus that was less than the bonus he was entitled to receive under his employment agreement.

(8) Includes club dues; auto allowance; imputed life insurance; and gross-up amounts for auto allowance and imputed interest ($64,433).

(9) Includes (a) Nabors' matching contributions to a retirement savings plan and a non-qualified deferred compensation plan of $9,000; (b) $6,643 that is the net benefit to Mr. Petrello of the premiums paid by Nabors, as projected on an actuarial basis, for a split dollar life insurance arrangement (Nabors has suspended additional premium payments under these policies pending clarification of certain provisions of the Sarbanes - Oxley Act of 2002); and (c) imputed interest of $72,388 on a loan from Nabors in the maximum amount of $2,881,915 pursuant to his employment agreement in connection with his relocation to Houston, the balance of which was $2,881,915 as of March 31, 2003, and on which no interest has been paid or charged thereon.

(10)  Mr. Stratton retired from Nabors effective as of February 20, 2003.

(11)  Includes $14,538 paid as director's fees.

(12) Includes club dues ($13,466); auto allowance ($11,400); imputed life insurance and gross-up amounts for auto allowance and imputed interest ($9,366).

(13) Includes (a) Nabors' matching contributions to a retirement savings plan and non-qualified deferred compensation plan of $9,000; (b) $4,194 that is the benefit to Mr. Stratton of the premiums paid by Nabors, as projected on an actuarial basis, for a split dollar life insurance arrangement (Nabors has suspended additional premium payments under these policies pending clarification of certain provisions of the Sarbanes - Oxley Act of
      2002); and (c) imputed interest of $2,622 on a loan from Nabors in the maximum amount of $104,374 in connection with his relocation to Houston, the balance of which was $104,374 as of March 31, 2003, and on which no interest has been paid or charged thereon.

(14) Includes Nabors' matching contributions to a retirement savings plan and a non-qualified deferred compensation plan of $8,325.

(15) Includes club dues ($8,990); auto allowance ($4,800) and imputed life insurance ($4,846).

(16) Includes Nabors' matching contributions to a retirement savings plan and a non-qualified deferred compensation plan of $4,140.

STOCK OPTION/SAR GRANT TABLE

     The following table provides information with respect to stock options granted during the fiscal year ended December 31, 2002 to the Named Executive Officers. Nabors did not grant any stock appreciation rights to the Named Executive Officers during the fiscal year ended December 31, 2002.


                                INDIVIDUAL GRANTS


                       NUMBER OF       % OF TOTAL
                       SECURITIES       OPTIONS        EXERCISE OR
                       UNDERLYING      GRANTED TO         BASE                           GRANT DATE
                        OPTIONS       EMPLOYEES IN        PRICE          EXPIRATION       PRESENT
      NAME              GRANTED       FISCAL YEAR        ($/SH)            DATE         VALUE ($)(1)
-------------------   ----------      -------------    -------------   -------------   -------------
Eugene M. Isenberg     1,900,000(2)           36.12%           27.05      01/22/2012      20,114,160

Anthony G. Petrello      950,000(2)           18.06%           27.05      01/22/2012      10,057,080

Richard A. Stratton      400,000(2)            7.60%           27.05      01/22/2012       4,234,560

Bruce P. Koch             25,000(3)             .48%           27.05      01/22/2012         264,660

Daniel McLachlin           5,000(3)             .10%           27.05      01/22/2012          52,932

(1) All options are granted at an exercise price equal to the market value of Nabors' common stock on the date of grant. Therefore, if there is no appreciation in the market value, no value will be realizable. In accordance with Securities and Exchange Commission rules, the Black-Scholes option pricing model was chosen to estimate the grant date present value of the options set forth in this table. Nabors' use of this model should not be construed as an endorsement of its accuracy at valuing options. All stock option valuation models, including the Black-Scholes model, require a prediction about the future movement of the stock price. The following assumptions were made for purposes of calculating the grant date present value: (a) the expected term is assumed to be three and a half years, (b) volatility of 48.1931%, (c) dividend of $0 per share and
      (d) risk-free rate of return of 3.84%. The figures given are not intended to forecast future price appreciation of the shares. The real value of the options in this table depends solely upon the actual performance of the Nabors' stock during the applicable period.

(2) These options were granted on January 22, 2002 and vest six months from the date of grant.

(3) These options were granted on January 22, 2002 and vest in four annual installments beginning on January 22, 2003.

OPTION/EXERCISES DURING 2002 AND YEAR-END OPTION VALUES

     The following table provides information with respect to stock options exercised during 2002 and the value as of December 31, 2002 of unexercised in-the-money options held by the Named Executive Officers. The value realized on the exercise of options is calculated using the difference between the per share option exercise price and the market value of a share on the date of the exercise. The value of unexercised in-the-money options at fiscal year end is calculated using the difference between the per share option exercise price and the market value of $35.27 per share at December 31, 2002.

                                  SHARES                                                       VALUE OF UNEXERCISED
                                 ACQUIRED        VALUE     NUMBER OF SECURITIES UNDERLYING         IN-THE-MONEY
                                    ON          REALIZED        UNEXERCISED OPTIONS                 OPTIONS AT
      NAME                       EXERCISE         ($)            AT FISCAL YEAR-END            FISCAL YEAR-END ($)

                                                           EXERCISABLE  /  UNEXERCISABLE     EXERCISABLE  /  UNEXERCISABLE

Eugene M. Isenberg                   0               0    10,295,079  /                 0    107,591,885  /                0

Anthony G. Petrello                  0               0     5,320,248  /                 0     58,442,347  /                0

Richard A. Stratton                  0               0     2,066,568  /                 0     23,874,319  /                0

Bruce P. Koch                        0               0        58,950  /            45,150        954,629  /          423,378

Daniel McLachlin                 4,338         119,001         3,000  /             9,900         15,780  /          102,043

EMPLOYMENT CONTRACTS

     Mr. Isenberg and Mr. Petrello's employment contracts were amended and restated effective October 1, 1996 and both contracts currently are set to expire on September 30, 2007. The expiration date automatically extends for an additional one-year term on each anniversary date, unless Nabors provides notice to the contrary ten days prior to such anniversary. Mr. Isenberg's salary is subject to annual review for increase at the discretion of the Board and its Compensation Committee. The formula for the calculation of his cash bonus remained as it had been under the prior version, a shareholder approved contract, which provided that Mr. Isenberg is entitled to receive an annual cash bonus equal to 6% of Nabors' net cash flow (as defined in the employment contract) in excess of 15% of the average stockholders' equity for such fiscal year. Mr. Petrello's salary is subject to annual review for increase at the discretion of the Board and its Compensation Committee. His annual bonus remained as it had been at the greater of $700,000 or 2% of the net cash flow (as defined in the employment contract) in excess of 15% of the average stockholders' equity in such year. Mr. Isenberg and Mr. Petrello are eligible for stock options and grants; may participate in annual long-term incentive programs, and pension and welfare plans, on the same basis as other executives; and may receive special bonuses from time to time as determined by the Board. Effective June 24, 2002, Mr. Isenberg's and Mr. Petrello's employment contracts were amended to reflect a reduction in salary equivalent to the amount of director's fees to be paid by Nabors as of that date. Pursuant to an Executive Cost Allocation Agreement, a percentage of Mr. Isenberg's and Mr. Petrello's salary, bonus, stock options or other compensation payable pursuant to their employment agreements will be paid by Nabors Corporate Services, Inc. for services performed for that Company, beginning on June 25, 2002.

     In addition to salary and bonus, each of Mr. Isenberg and Mr. Petrello receive group life insurance at an amount at least equal to three times their respective base salaries; various split-dollar life insurance policies, reimbursement of expenses, various perquisites and a personal umbrella policy in the amount of $5 million. Further, if Mr. Isenberg or Mr. Petrello is subject to the tax imposed by Section 4999 of the Internal Revenue Code, Nabors has agreed to reimburse them for such tax on an after-tax basis. Premiums payable under the split dollar life insurance policies have been suspended pending clarification of certain provisions of the Sarbanes - Oxley Act of 2002.

     In the event that either Mr. Isenberg's or Mr. Petrello's employment contract is terminated by Nabors by reason of death, disability, or any reason other than for cause, or is terminated by either individual for Constructive

Termination Without Cause (as defined in the respective agreements) or is terminated as a result of or following a Change in Control (as defined in the respective agreements), the terminated individual will be entitled to receive:
(a) all base salary which would have been payable through the expiration date of the contract or three times his then current base salary, whichever is greater;
(b) all annual cash bonus which would have been payable through the expiration date, or three times the highest bonus, (including the imputed value of grants of stock awards and stock options), paid or payable during the last three fiscal years prior to termination, whichever is greater; (c) any restricted stock outstanding, which shall immediately and fully vest; (d) any outstanding stock options, which shall immediately and fully vest; (e) any amounts earned, accrued or owing to the executive but not yet paid (including executive benefits, life insurance, disability benefits and reimbursement of expenses and perquisites) shall be continued through the later of the expiration date or three years after the termination date; (f) continued participation in medical, dental and life insurance coverage until the executive receives equivalent benefits or coverage through a subsequent employer or until the death of the executive or his spouse, whichever is later; and (g) any other or additional benefits in accordance with applicable plans and program of Nabors. In the event that either Mr. Isenberg's or Mr. Petrello's termination is related to a Change in Control, the terminated individual, at his election, would be entitled to receive a cash amount equal to one dollar less than the amount that would constitute an "excess parachute payment" as defined in Section 280G of the Internal Revenue Code, in place of the salary and bonus referred to in (a) and (b) above. In addition, the terminated individual would be entitled, at his election, to terminate his employment because of such Change in Control, and to receive instead of any such number of outstanding options, as selected by the individual, an amount of cash in exchange therefor equal to (x) the excess of the Change in Control Price (as defined in the respective agreements) over the exercise price of the options per share of common stock multiplied by (y) the number of options selected by the individual. In addition, the terminated individual would be entitled a grant of additional vested options exercisable for five years, at a price equal to the average closing price per share during the 20 days prior to the Change in Control in an amount equal to the highest number of options granted during any fiscal year during the period comprising the then current fiscal year and the three fiscal years preceding the Change in Control. In the event that either Mr. Isenberg's or Mr. Petrello's employment contract is terminated for cause or as a result of resignation (other than as described above), the terminated individual will be entitled to receive: (1) base salary through the date of termination;
(2) all annual cash bonus which would have been payable through the date of termination; (3) all restricted stock that has vested on or prior to the date of termination; (4) any outstanding stock options vested on or prior to the date of termination; (5) any amounts earned, accrued or owing to the executive but not yet paid (including executive benefits, life insurance, disability benefits and reimbursement of expenses and perquisites if to be performed following termination); and (6) other or additional benefits in accordance with applicable plans and program of Nabors. If Mr. Petrello's employment is terminated for any reason, he also is entitled to certain relocation benefits as set forth in his employment agreement.

     On February 20, 2003, Mr. Stratton resigned as an officer, director, employee and all other positions held with Nabors. Pursuant to a letter of agreement regarding his retirement which was reviewed by the Executive Committee, Mr. Stratton will (a) receive bi-weekly payments through September 30, 2007, each in the gross amount of $12,576.04; (b) along with his spouse and children, be entitled to participate under the medical and dental portions of the group insurance plan at his own cost and expense so long as he is receiving bi-weekly payments; (c) be entitled to exercise all vested options pursuant to the terms of the initial awards; (d) repay in full the principal amount of his loan in the amount of $104,374; (e) be treated the same as other senior executive with respect to future premium payments of split dollar life insurance policies; (f) agree for a period of five years not to accept any employment with or render any services to any person, firm or corporation that competes with the Company and if he should do so the Company may cease to make bi-weekly payment; and (g) in the event of Mr. Stratton's death his beneficiaries would be entitled to receive the unpaid balance of his bi-weekly payments.

     During 2002 Mr. Stratton received compensation and benefits in accordance with his employment contract entered into effective October 1, 1996. Pursuant to that agreement, Mr. Stratton received, in addition to his base pay and incentive compensation, vacation, reimbursement of expenses, comprehensive medical, disability and life insurance protection, a split-dollar life insurance agreement in an amount of not less than $2 million, other perquisites and a personal umbrella policy in the amount of $5 million. Premium payments under the split dollar life insurance policy have been suspended pending resolution of certain issues under the Sarbanes - Oxley Act of 2002.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     This section discusses certain direct and indirect relationships and transactions involving Nabors and any director or Named Executive Officer.

     During fiscal 2002 Nabors provided drilling and logistical services to Nuevo Energy Company, of which Mr. James L. Payne, serves as Chairman, Chief Executive Officer and President. The drilling and logistical services were provided by Nabors to Nuevo Energy Company at prevailing market rates. Amounts received for such services from Nuevo Energy Company combined represented approximately 0.06% of Nabors consolidated operating revenues. Amounts received for such services represented approximately 0.3% of Nuevo Energy Company's gross revenues.

     Mr. Petrello has a loan from Nabors in the maximum amount of $2,881,915 pursuant to his employment agreement in connection with his relocation to Houston, the balance of which was $2,881,915 as of December 31, 2002. The repayment of the loan was automatically extended an additional year on each anniversary of his employment agreement. In September 2002 Mr. Petrello signed a waiver discontinuing the automatic extensions of the loan repayment. The loan is scheduled to be paid on or before September 30, 2006 and shall not be further extended.

     Mr. Stratton has a loan from Nabors for $104,374 related to his relocation to Houston, the balance of which was $104,374 as of December 31, 2002. Pursuant to a letter of agreement regarding his retirement, Mr. Stratton has agreed to repay this loan.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee for fiscal 2002 was comprised of two non-employee directors: Mr. Wexler (Chairman) and Mr. Sheinfeld. Neither Mr. Wexler nor Mr. Sheinfeld has ever served as an officer or employee of Nabors or any of its subsidiaries, nor has either participated in any transaction during the last fiscal year required to be disclosed pursuant to the federal proxy rules. No executive officer of Nabors serves on any board of directors of any entity of which Mr. Wexler or Mr. Sheinfeld is an employee.

     The adult son of one of our directors, Jack Wexler, is an employee of Nabors Corporate Services, Inc., a subsidiary of Nabors, and has been employed by Nabors since February 1, 1992. The employee is paid an annual salary of $108,000 and is eligible to receive cash bonuses and stock options.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

COMPENSATION AND ROLE OF THE COMPENSATION COMMITTEE

     The Compensation Committee is responsible for overseeing the administration of our compensation programs and setting the compensation of our key executives. Each member of our Compensation Committee is an independent director. The Compensation Committee recently adopted a new charter, which is set forth in Annex B to this proxy statement. We discuss below our policies for compensating our executives and aligning the interests of management with the long-term interests of investors and other stakeholders.

COMPENSATION POLICIES

     The Compensation Committee's goal is to incentivize and reward superior executive performance that will create long-term investor value and to attract and retain executives who deliver that level of performance. The Compensation Committee is mindful that the oil field services industry, particularly the contract drilling segment, has been volatile, undergoing severe contractions in activity forcing many companies to withdraw or be eliminated from the market place followed by periods of rapid expansion when market conditions improve. The ability of companies to compete in this market place depends in part on the ability to attract and retain executives with the necessary industry knowledge and management and financial skills to preserve and enhance Nabors' position, notwithstanding the industry's characteristics. For this reason, the Compensation Committee also is of the view that attracting executive talent from both inside and outside the industry is important to the continued enhancement of Nabors. The Compensation Committee reviews and approves all of the policies under which compensation is paid to our senior executive officers. The Compensation Committee will regularly oversee and evaluate the effectiveness of the executive compensation programs in hiring, motivating and retaining key employees.

     Nabors' executive compensation program includes base salary and incentive bonuses as follows:

     Base Salary: The Compensation Committee reviews the performance of each senior executive officer individually with the Chief Executive Officer and determines an appropriate salary level for each senior executive officer based primarily on individual performance and competitive factors. These competitive factors include as a reference the base salary of other top executives of drilling contractors and the oil service sector generally, and also the compensation levels needed to attract and retain highly talented executives from outside the industry. For fiscal 2002 the Compensation Committee noted that the salaries of the Chief Executive Officer and the other Named Executive Officers were, in most cases, below the mean of the salaries for the same categories of Nabors' competitors, as reported in the latest available proxy statements of the five companies other than Nabors that comprise the Dow Jones Oil Drilling, Equipment and Services Index. The salaries of the Chief Executive Officer and the President have remained the same since 1987 and 1992, respectively.

     Incentive Bonus Program: The Compensation Committee administers annual review programs to determine rewards to senior executive officers and key employees based upon Nabors' performance in relation to performance goals. Financial performance goals for the Chief Executive Officer and President are set forth in the contractual bonus formulae described above under "MANAGEMENT COMPENSATION-Employment Contracts". With respect to other senior executive officers, the performance goals include both financial and non-financial objectives, including achieving certain financial targets in relation to internal budgets, developing internal infrastructure and enhancing positions in certain markets. The financial criteria include, among other things, increasing revenues, controlling direct and overhead expenses and increasing cash flow from operations. The nonfinancial criteria include: obtainment of safety goals, maintaining Nabors' share in its principal geographic markets, enhancing Nabors' technical capabilities and developing operations in identified strategic markets. Based on these reviews, the Compensation Committee recommends annual incentive rewards. Annual incentive awards include cash, options or shares, or a combination thereof. Share awards or stock option grants typically have been issued on a four-year vesting schedule, but the Compensation Committee reserves the right to modify the vesting schedule in its discretion. Annual incentive bonus awards are not guaranteed except for those provided under contractual arrangements. The Compensation Committee believes that stock option grants and share awards are critical in motivating and rewarding the creation of long-term shareholder value, and the Compensation Committee has established a policy of awarding stock options from time to time based on continuing progress of Nabors and on individual performance.

     For 2002 the bonus and stock options granted to the Chief Executive Officer and the next two most highly compensated executive officers were higher than those for the same categories of Nabors' competitors, as reported in the latest available proxy statements of the five companies other than Nabors that comprise the Dow Jones Oil Drilling, Equipment and Services Index. Mr. Isenberg's and Mr. Petrello's cash bonuses are determined under a contractual formula based upon financial results (see "MANAGEMENT COMPENSATION - Employment Contracts"). However, for 2002, Mr. Isenberg voluntarily recommended and the Compensation Committee concurred to reduce the amount of cash bonus which he was entitled to receive under his contractual arrangements and awarded Mr. Isenberg $1,400,000. Mr. Petrello received for 2002 the minimum bonus which he was entitled to receive under his contractual arrangement ($700,000). On February 20, 2003, the Committee granted to Mr. Isenberg and Mr.

Petrello 950,000 and 475,000 stock options, respectively, with a per share exercise price of $38.75, the market value of an underlying share on the date of grant. The options vest in three equal annual installments beginning on the first anniversary of the date of the grant.

     Section 162(m) of the Internal Revenue Code of 1986, as amended, limits to $1,000,000 the amount of compensation that may be deducted by Nabors in any year with respect to certain of Nabors' highest paid executives. Certain performance-based compensation that has been approved by shareholders is not subject to the $1,000,000 limit, nor is compensation paid pursuant to employment contracts in existence prior to the adoption of Section 162(m) in 1993. Section 162(m) applied to Nabors for the first time in fiscal 1995. Although the contractual bonus arrangements remained the same from their previous contracts, certain bonus compensation, as well as the share options granted to Mr. Isenberg and Mr. Petrello pursuant to the new and amended employment contracts entered into in 1996 may not be exempt from Section 162(m). Consequently, Nabors may not be able to deduct that portion of such compensation that exceeds $1,000,000 (see "MANAGEMENT COMPENSATION-Option/Exercises During 2002 and Year-End Options Values" and "- Employment Contracts"). While Nabors intends to take reasonable steps to obtain deductibility of compensation, it reserves the right not to do so in its judgment, particularly with respect to retaining the service of its principal executive officers.

CHIEF EXECUTIVE OFFICER AND PRESIDENT

     Nabors' arrangements with its Chief Executive Officer and President have been designed from the outset to align compensation to enhancing shareholder value. Mr. Isenberg's compensation is made pursuant to a contractual formula that was negotiated with the creditors committee in 1987 in connection with the bankruptcy proceedings of Nabors Delaware's predecessor corporation. These arrangements were subsequently approved by the various constituencies in such bankruptcy proceedings, including equity and debt holders, and confirmed by the United States Bankruptcy Court. Mr. Isenberg's base salary has remained constant since 1987 and Mr. Petrello's base salary has not changed since his employment began in 1991. The major portion of Mr. Isenberg's and Mr. Petrello's cash compensation is the performance-based bonus compensation. Under their agreements, Mr. Isenberg and Mr. Petrello are entitled to receive a cash bonus according to a formula based on a percentage during 2002 (Isenberg-6%, Petrello-2%) of cash flow in excess of a 15% return on shareholders' average book equity. Mr. Petrello is entitled to a minimum annual cash bonus of $700,000. The Compensation Committee believes that tying the cash bonus to Nabors' cash flow in excess of a return on shareholders' average equity aligns Mr. Isenberg's and Mr. Petrello's bonuses to the objective of achieving superior financial results that should enhance shareholder value. In order to ensure that Mr. Isenberg and Mr. Petrello would continue to be available to Nabors, the Compensation Committee amended and restated their employment contracts effective October 1, 1996 for additional five-year terms that renew annually absent notice to the contrary (see "MANAGEMENT COMPENSATION - Employment Contracts"). Mr. Isenberg's contractual bonus (as well as Mr. Petrello's) provides for the mandatory application of their respective bonus formulae. However, as indicated above, for 2002 the Compensation Committee, upon the recommendation of Mr. Isenberg, reduced the cash bonus award to which Mr. Isenberg was entitled under the formula arrangement.

     In reviewing Mr. Isenberg's and Mr. Petrello's compensation, the Compensation Committee noted that Nabors' financial results in 2002 were the fifth best in the Company's history at $0.81 per diluted share even though there was a severe industry downturn that persisted throughout the year. Despite the intense competitive and volatile conditions prevailing in the industry this year, there were a number of noteworthy achievements in virtually every operating and business category/activity that further enhanced the Company's potential as the market recovers. Financial strength was maintained, and the Company is recognized as a dynamic, excellently managed organization, well positioned to maintain its leadership and growth. The senior executive management team in place for many years has demonstrated its versatility and leadership in forging a stable and effective organization. The Compensation Committee also noted The Wall Street Journal's special supplement published on March 10, 2003 ranking the 1,000 largest US companies in 80 business segments in order of average return to shareholders. The energy industry listing consisted of 47 companies in three sectors: Major Oil Companies, Secondary Oil Companies and Oil Equipment and Service Companies. Nabors again was ranked among the top companies in achieving superior long-term returns to its shareholders with a ten-year compounded return of 18.4%.

     The Compensation Committee believes that the consistent high ranking of Nabors in such studies throughout the industry's cyclical ups and downs validate its assertion that the current management team has delivered consistent superior returns to its shareholders over the long-term. These returns have been well in excess of those for companies in the S&P 500 Index and of a significant majority of its peers in both the energy industry and general US business. The Compensation Committee believes that these objective, third-party studies validate its assertion that the current management team has delivered consistent superior returns to its shareholders over the long-term. The Compensation Committee also believes that retention and financial motivation of the current management team is vital to sustaining this level of performance.

FINANCIAL HIGHLIGHTS - NABORS INDUSTRIES LTD. AND SUBSIDIARIES

(In millions, except per share amounts)


                                                                         2002 VERSUS 2001           2002 VERSUS 1997
                                                                      ----------------------    ----------------------
                                              FISCAL YEAR (1)          INCREASE/(DECREASE)       INCREASE/(DECREASE)
                                  ---------------------------------   ----------------------    ----------------------
FINANCIAL DATA                      2002        2001       1997           $           %             $             %
-------------------------------   ---------   ---------   ---------   ---------    ---------    ---------    ---------
Revenues and earnings from
unconsolidated affiliates .....   $   1,481   $   2,228   $   1,115        (747)         (34)         366           33

Net income ....................       121.5       357.5       136.0        (236)         (66)       (14.5)         (11)


Net income per diluted share ..         .81        2.24        1.24       (1.43)         (64)        (.43)         (35)

Stockholders' equity ..........     2,158.5     1,857.9       767.3       300.6           16      1,391.2          181

Year end market value of
    shares outstanding ........   $ 5,047.7   $ 4,916.3   $ 3,170.0       131.4            3      1,877.7           59


(1) The fiscal years ended 2002, 2001 and 1997 are for the period January 1 through December 31. The financial data for 1997 reflects Nabors' change in its fiscal year end effective January 1, 1998.


                                               THE COMPENSATION COMMITTEE
                                               Jack Wexler, Chairman
                                               Myron M. Sheinfeld

                          REPORT OF THE AUDIT COMMITTEE

     The Audit Committee is comprised of three independent directors and operates pursuant to a written Charter that is attached as Annex A. In 2002 the Committee met seven times. The primary purposes of the our Audit Committee are to assist the Board in monitoring (a) the quality and integrity of the financial statements of Nabors; (b) the independent auditors' qualifications and independence; (c) the performance of Nabors' independent auditors; and (d) compliance by Nabors with legal and regulatory requirements. The Board of Directors and the Governance and Nominating Committees have determined that each member of the committee is "independent" and the Board of Directors has also determined that each member is financially literate and at least one member has accounting or related financial management expertise, in each case as such qualifications are defined under the rules of the SEC and the American Stock Exchange.

     Management is responsible for the preparation, presentation and integrity of Nabors' financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for performing an independent audit of the financial statements in accordance with generally accepted auditing standards. The independent auditors have free access to the Audit Committee to discuss any matters they deem appropriate.

     In performing its oversight role, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as updated by Statement on Auditing Standards No. 89, Audit Adjustments, and Statement on Auditing Standards No. 90, Audit Committee Communications. The Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of certain non-audit services by the independent auditors is compatible with maintaining the auditors' independence.

     During fiscal 2002 the Audit Committee performed all of its duties and responsibilities under the then-applicable Audit Committee Charter. In addition, based on the review and discussions described in this Report of the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited financial statements of Nabors for fiscal 2002 be included in its Annual Report on Form 10-K for such fiscal year.

                                            THE AUDIT COMMITTEE
                                            Myron M. Sheinfeld, Chairman
                                            Jack Wexler
                                            Martin J. Whitman

PRINCIPAL AUDIT FEES AND SERVICES

Aggregate fees for professional services rendered for the Company by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as of or for* the years ended December 31, 2002 and 2001 were:

                    2002         2001
                ----------   ----------
Audit           $2,055,854   $1,239,507
Audit Related      273,481      379,919
Tax                632,199      327,969
All Other               --           --
                ----------   ----------
Total           $2,961,534   $1,947,395
                ==========   ==========

The Audit fees for the years ended December 31, 2002 and 2001, respectively, were for professional services rendered for the audits of the consolidated financial statements of the Company, statutory and subsidiary audits, issuance of comfort letters, consents, income tax provision procedures, and assistance with review of various documents filed with the SEC.

The Audit Related fees as of the years ended December 31, 2002 and 2001, respectively, were for assurance and related services related to employee benefit plan audits, due diligence related to mergers and acquisitions, and consultations concerning financial accounting and reporting standards.

Tax fees as of the years ended December 31, 2002 and 2001, respectively, were for services related to tax compliance, including the preparation of tax returns and claims for refund; and tax planning and tax advice, advice related to mergers and acquisitions, and requests for rulings or technical advice from tax authorities.

----------

* The aggregate fees included in Audit are fees billed for the fiscal years for the audit of the registrant's annual financial statements and review of financial statements and statutory and regulatory filings or engagements. The aggregate fees included in each of the other categories are fees billed in the fiscal years.

                                 PROPOSAL NO. 2
                       APPOINTMENT OF INDEPENDENT AUDITORS

     Under Bermuda law, our shareholders have the responsibility to appoint the independent auditors of the Company to hold office until the close of the next annual general meeting and to authorize the Audit Committee of the Board of Directors to set the auditors' remuneration. At the annual general meeting, the shareholders will be asked to approve the appointment of PricewaterhouseCoopers LLP as our independent auditors and to authorize the Audit Committee of the Board of Directors to set the independent auditors' remuneration. PricewaterhouseCoopers LLP, or a predecessor, has been our independent auditors since May 1987.

     A representative from PricewaterhouseCoopers LLP is expected to be present at the annual general meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPOINTMENT OF
PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS OF THE COMPANY AND TO AUTHORIZE THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS TO SET THE AUDITORS' REMUNERATION.

                                 PROPOSAL NO. 3
                    APPROVAL OF THE 2003 EMPLOYEE STOCK PLAN

         We are proposing the Nabors Industries Ltd. 2003 Employee Stock Plan (the "Plan") for your approval at the annual general meeting. The Board of Directors believes it to be in the best interest of the Company to adopt the Plan to promote our long-term growth and profitability by providing our key employees with incentives to improve the value of our shares. We are seeking your approval so that we may use the Plan to grant incentive stock options (options that enjoy certain favorable tax treatment under Sections 421 and 422 of the Internal Revenue Code of 1986, as amended (the "Code")), as well as to enhance our ability to grant awards that qualify for the performance-based exception to the federal income tax deduction limits that otherwise apply to us under Section 162(m) of the Code.

         The Plan is intended to encourage the key employees of the Company and its subsidiaries and affiliates to own our common shares and to provide additional incentive to those employees whose contributions are essential to the growth and success of the Company's business, in order to strengthen the commitment of such persons to the Company, motivate such persons to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated persons whose efforts will result in the long-term growth and profitability of the Company. The Equity Compensation Plan information that begins on Page 30 sets forth information that may be relevant to your consideration of this proposal.

         In considering the dilutive potential of the Plan, the Compensation Committee of the Board of Directors considered the fact that the senior management of the Company and others currently hold significant numbers of presently exercisable, in-the-money options to purchase Company shares. The Compensation Committee believes that the holding of these options evidences a greater commitment to ownership of Company shares than would be the case if the options had been exercised and the shares sold. Accordingly, in the Committee's view, the existence of these outstanding options should not serve to reduce the number of shares made available for future grants of equity incentive awards, and the Committee took this consideration into account in determining the number of shares to be made available for grants under the Plan.

VOTE REQUIRED

         The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the annual general meeting and entitled to vote on this proposal is required for approval of the Plan. The Plan will become effective upon such approval.

PLAN DESCRIPTION

         The following is a brief description of the principal features of the Plan. It does not purport to be complete and is qualified in its entirety by the full text of the Plan, which is attached hereto as Annex D.

         General

         We have reserved for issuance under the Plan a maximum of 3,500,000 common shares. If an award granted under the Plan expires or is terminated, the common shares underlying the award will again be available under the Plan. In addition, to the extent common shares are used to exercise any award (as described below) or to satisfy tax withholding obligations under the Plan, an equal number of shares will remain available for issuance under the Plan.

         No individual may be granted awards under the Plan in any calendar year covering more than 1,500,000 shares.

         In the event of any change in the Company's capitalization or in the event of a corporate transaction such as a merger, amalgamation, consolidation, separation or similar event, the Plan provides for appropriate adjustments in the number and class of common shares available for issuance or grant and in the number and/or price of shares subject to awards.

         Types of Awards

         The following awards may be granted under the Plan:

     o stock options, including incentive stock options and non-qualified stock options,

     o    restricted stock,

     o    restricted stock units,

     o    stock appreciation rights, and

     o    stock bonuses.

These awards are all described in more detail below.

         Administration

         The Plan will be administered by the Board of Directors or, in the discretion of the Board of Directors, a committee of the Board. The Board anticipates that the Compensation Committee will administer the Plan. For convenience, the administrator of the Plan will be referred to below as the Committee.

         The Committee may, subject to the provisions of the Plan, determine the persons to whom awards will be granted, the type of awards to be granted, the number of shares to be made subject to awards and the exercise price. The Committee may also condition the award on the attainment of certain goals, determine other terms and conditions that shall apply to awards, interpret the Plan and prescribe, amend and rescind rules and regulations relating to the

Plan. The Committee may delegate to any of our employees (or a committee of employees) the authority to make grants of awards to our employees who are not our executive officers or directors. The terms and conditions of each award granted under the Plan will be set forth in a written award agreement relating to the award.

         In the event that the Committee grants an award that is intended to constitute qualified performance-based compensation within the meaning Section 162(m) of the Code, the Committee in its discretion may condition payment under the award in whole or in part on the attainment of (or a specified increase or decrease in) one or more of the following business criteria as applied to an award recipient under the Plan and/or a business unit of the Company or its subsidiaries or affiliates: (i) income before federal taxes and net interest expense; (ii) achievement of specific and measurable operational objectives in the areas of rig operating costs, accident records, and employee turnover; (iii) working capital, generally defined to include receivables, inventories and controllable current liabilities, measured either in absolute dollars or relative to sales; (iv) earnings growth, revenues, expenses, share price, market share, return on assets, return or capital, equity or investment, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, or achievement of balance sheet, income statement or cash flow objectives; (v) adjusted cash flow or adjusted income derived from operating activities; and/or (vi) a percentage of cash flow in excess of a percentage of shareholders' average book equity. Payments under such awards will be made, in the case of employees covered under Section 162(m) of the Code, solely on account of the attainment of such performance goals established in writing by the Committee not later than the date on which 25% of the period of service to which the award relates has elapsed (or if earlier, 90 days after the beginning of the period).

         Eligibility

         Awards may be granted under the Plan to employees of the Company or its subsidiaries or affiliates, as selected by the Committee in its sole discretion.

         Specific grants under the Plan will be made in the discretion of the Committee and, accordingly, are not yet determinable. In addition, benefits under the Plan will depend on a number of factors, including the fair market value of our common shares on future dates and the exercise decisions made by the participants. Consequently, as of the date of this proxy statement, it is not possible to determine the benefits that might be received by participants under the Plan. As of May 7, 2003, the closing price per common share of the Company on the American Stock Exchange was $39.77.

         Awards may be granted under the Plan from time to time in substitution for awards held by employees, directors or service providers of other corporations who are about to become employees of the Company or a subsidiary or affiliate as the result of a merger or consolidation or other corporate event involving the employing corporation, as the result of which it merges with or becomes a subsidiary or affiliate of the Company. The terms and conditions of the awards so granted may vary from the terms and conditions otherwise set forth in the Plan as the Committee may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are made.

         Terms and Conditions of Options

         Stock options granted under the Plan may be either "incentive stock options," as that term is defined in Section 422 of the Code, or non-qualified stock options (i.e., any option that is not such an incentive stock option). The exercise price of a stock option granted under the Plan will be determined by the Committee at the time the option is granted, but the exercise price may not be less than the fair market value of the common shares (determined generally as the closing price per common share of the Company on the date of grant). Stock options are exercisable at the times and upon the conditions that the Committee may determine, as reflected in the applicable option agreement. The Committee will also determine the maximum duration of the period in which the option may be exercised, which may not exceed ten years from the date of grant.

         The option exercise price must be paid in full at the time of exercise, and is payable (in the discretion of the Committee) by any one of the following methods or a combination thereof:

     o    in cash or cash equivalents,

     o the surrender of previously acquired common shares that have been held by the participant for at least six months prior to the date of surrender, or

     o to the extent permitted by applicable law, through a "broker cashless exercise" procedure acceptable to the Committee.

         Restricted Stock

         The Plan provides for awards of common shares that are subject to restrictions on transferability and other restrictions that may be determined by the Committee in its discretion. Such restrictions will lapse on terms established by the Committee. Except as may be otherwise provided under the award agreement relating to the restricted stock, a participant granted restricted stock will have all the rights of a shareholder (for instance, the right to receive dividends on the shares of restricted stock, if any, and the right to vote the shares). The restricted period shall not be less than three years, but the restricted period can be shortened to one or more years if vesting of the restricted stock is conditioned upon the attainment of the performance goals identified above or other corporate or individual performance goals established by the Committee at the time of grant.

         Restricted Stock Units

         The Plan provides for awards of restricted stock units which, upon vesting, entitle the participant to receive an amount in cash or common shares (as determined by the Committee and set forth in the applicable award agreement) equal to the fair market value of the number of shares made subject to the award. Vesting of all or a portion of a restricted stock unit award may be subject to terms and conditions established by the Committee. As with awards of restricted stock, the restricted period shall not be less than three years, but the restricted period can be shortened to one or more years if vesting of the restricted stock unit is conditioned upon the attainment of the performance goals identified above or other corporate or individual performance goals established by the Committee at the time of grant.

         Stock Appreciation Rights ("SARs")

         The Plan provides that the Committee, in its discretion, may award stock appreciation rights, either in tandem with stock options or freestanding and unrelated to options. The grant price of a freestanding SAR will be the fair market value of a common share (as described above). The grant price of tandem SARs will equal the exercise price of the related option. Tandem SARs may be exercised for all or part of the shares subject to the related option upon surrender of the right to exercise the equivalent portion of the related option. Freestanding SARs may be exercised upon whatever terms and conditions the Committee imposes. SARs will be payable in cash, common shares or a combination of both, as determined in the Committee's discretion and set forth in the applicable award agreement.

         Stock Bonuses

         The Plan provides that the Committee, in its discretion, may award common shares to employees that are not subject to restrictions on transferability or otherwise, but only in lieu of salary or a cash bonus otherwise payable to the employee.

         Change in Control

         The Committee in its discretion may provide that, in the event of a change in control (as defined in an applicable award agreement), whether alone or in combination with other events, the vesting and exercisability restrictions on any outstanding award that is not yet fully vested and exercisable will lapse in part or in full.

         Termination of Employment

         Unless otherwise determined by the Committee in an award agreement, the termination of a participant's employment or service will immediately cancel any awards granted to the participants under the Plan, whether or not it is then exercisable. However, in no case may an option be exercised after it expires.

         Amendment and Termination

         The Board of Directors may modify or terminate the Plan or any portion of the Plan at any time, except that an amendment that requires shareholder approval in order for the Plan to continue to comply with any law, regulation or stock exchange requirement will not be effective unless approved by the requisite vote of our shareholders. In addition, any amendment shall be subject to approval of our shareholders if it materially increases the benefits accruing to participants under the Plan, materially increases the number of shares that may be issued under the Plan, or materially modifies the requirements for participation in the Plan. Any amendment to the Plan or an award agreement that accelerates the date on which an award is exercisable or payable or that reduces the exercise price of any outstanding option will also be subject to the approval of our shareholders. No awards may be granted under the Plan after the day prior to the tenth anniversary of the date of its approval by the Company's shareholders, but awards granted prior to that time can continue after such time in accordance with their terms.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS

         The following is a discussion of certain federal income tax effects currently applicable to stock options granted under the Plan. The discussion is a summary only, and the applicable law is subject to change. Reference is made to the Code for a complete statement of all relevant federal tax provisions.

         Nonqualified Stock Options ("NSOs")

         An optionee generally will not recognize taxable income upon the grant of an NSO. Rather, at the time of exercise of such NSO, the optionee will recognize ordinary income for income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the exercise price. The Company will generally be entitled to a tax deduction at such time and in the same amount that the optionee recognizes ordinary income.

         If shares acquired upon exercise of an NSO are later sold or exchanged, then the difference between the amount received upon such sale, exchange or disposition and the fair market value of such shares on the date of such exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the optionee) depending upon the length of time such shares were held by the optionee.

         Incentive Stock Options ("ISOs")

         An optionee will not recognize any ordinary income (and the Company will not be permitted any deduction) upon the grant or timely exercise of an ISO. However, the amount by which the fair market value of the common shares on the exercise date of an ISO exceeds the purchase price generally will constitute an item which increases the optionee's "alternative minimum taxable income."

         Exercise of an ISO will be timely if made during its term and if the optionee remains an employee of the Company or a subsidiary at all times during the period beginning on the date of grant of the ISO and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of a disabled optionee, and without limit in the case of death). The tax consequences of an untimely exercise of an ISO will be determined in accordance with the rules applicable to NSOs, discussed above.

         If shares acquired pursuant to the timely exercise of an ISO are later disposed of, and if the shares are a capital asset of the optionee, the optionee generally will recognize short-term or long-term capital gain or loss (depending upon the length of time such shares were held by the optionee) equal to the difference between the amount realized upon such sale and the exercise price. The Company, under these circumstances, will not be entitled to any income tax deduction in connection with either the exercise of the ISO or the sale of such shares by the optionee.

         If, however, shares acquired pursuant to the exercise of an ISO is disposed of by the optionee prior to the expiration of two years from the date of grant of the ISO or within one year from the date such shares are transferred to him or her upon exercise (a "disqualifying disposition"), any gain realized by the optionee generally will be taxable at the time of such disqualifying disposition as follows: (i) at ordinary income rates to the extent of the difference between the exercise price and the lesser of the fair market value of the shares on the date the ISO is exercised or the amount realized on such disqualifying disposition and (ii) if the shares are a capital asset of the optionee, as short-term or long-term capital gain (depending upon the length of time such shares were held by the optionee) to the extent of any excess of the amount realized on such disqualifying disposition over the sum of the exercise price and any ordinary income recognized by the optionee. In such case, the Company may claim an income tax deduction at the time of such disqualifying disposition for the amount taxable to the optionee as ordinary income.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE NABORS INDUSTRIES LTD. 2003 EMPLOYEE STOCK PLAN.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires Nabors' directors and executive officers, and persons who own more than 10% of a registered class of Nabors' equity securities, to file with the Securities and Exchange Commission and the American Stock Exchange initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Nabors. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish Nabors with all Section 16(a) forms which they file.

     To our knowledge, based solely on review of the copies of Forms 3 and 4 and amendments thereto furnished to us during 2002 and Form 5 and amendments thereto furnished to us with respect to the year 2002, and written representations that no other reports were required, all Section 16 (a) filings required to be made by Nabors' officers, directors and greater than 10% beneficial owners with respect to the fiscal year 2002 were timely filed, except that Mr. Jack Wexler filed one Form 4 late with respect to a single purchase transaction that occurred in December 2002 and Mr. Martin Whitman filed one Form 5 late with respect to a single option grant that occurred in January 2002.

                      EQUITY COMPENSATION PLAN INFORMATION

The Company maintains twelve different equity compensation plans: the 1993 Stock Option Plan for Non-Employee Directors, 1994 Sundowner Offshore Option Exchange Plan, 1996 Executive Officers Incentive Stock Plan, 1996 Employee Stock Plan, 1996 Chairman's Executive Stock Plan, 1996 Executive Officers Stock Plan, 1997 Executive Officers Incentive Stock Plan, 1998 Employee Stock Plan, 1998 Chairman's Executive Stock Plan, 1999 Stock Option Plan for Non-Employee Directors, 1999 Bayard Employee Option Exchange Plan and 1999 Pool Employee/Director Option Exchange Plan, pursuant to which it may grant equity awards to eligible persons from certain plans. The terms of the Company's Equity Compensation Plans are described more fully below.

The following table gives information about these equity compensation plans as of December 28, 2002:

                                     (a)                           (b)                            (c)
----------------------- ------------------------------ ---------------------------- ---------------------------------
                                                                                     Number of securities remaining
                         Number of securities to be     Weighted-average exercise    available for future issuance
                           issued upon exercise of        price of outstanding      under equity compensation plans
                            outstanding options,         options, warrants and      (excluding securities reflected
    Plan category            warrants and rights                 rights                      in column (a))
----------------------- ------------------------------ ---------------------------- ---------------------------------

Equity
compensation
plans approved by
security holders                  8,035,103                     $31.4228                       1,138,509(1)

Equity compensation
plans not approved by
security holders
2/3/4/5/6                        15,952,841                     $25.6814                       3,877,747

Total                            23,987,944                                                    5,016,256


    (1) The 1996 Employee Stock Plan incorporates an evergreen formula pursuant to which on each January 1, the aggregate number of shares reserved for issuance under the 1996 Employee Stock Plan will increase by an amount equal to 1 1/2 % of the shares of common stock outstanding on December 31 of the immediately preceding fiscal year.

    (2) The Company issued 982,800 stock options under the 1994 SOS Employee Option Exchange Plan. The remaining options are exercisable for 79,800 shares of the Company's common stock. The options have a weighted-average exercise price of $4.77 per share. No further awards will be made under the plan.

    (3) The Company issued 230,000 stock options under the 1999 Bayard Employee Option Exchange Plan of Bayard Drilling Technologies, Inc. The remaining options are exercisable for 95,447 shares of the Company's common stock (after giving effect to the exchange ratio provided in the acquisition agreement). The options have a weighted-average exercise price of $51.6543 per share. No further awards will be made under the 1999 Bayard Employee Option Exchange Plan.

    (4) The Company issued 153,519 stock options under the 1999 Pool Employee/Director Option Exchange Plan of Pool Energy Services Co. The remaining options are exercisable for 15,779 shares of the Company's common stock (after giving effect to the exchange ratio provided in the acquisition agreement). The options have a weighted-average exercise price of $15.6652 per share. No further awards will be made under the 1999 Pool Employee/Director Option Exchange Plan.

    (5) The Company assumed 200,000 warrants upon its acquisition of New Prospect Drilling Company in April 1998. The warrants have an exercise price of $30.00 per share and expire on April 30, 2003.

    (6) The Company assumed 118,850 warrants upon its acquisition of Enserco Energy Service Company Inc. in April 2002. The warrants have an exercise price of $6.08 and expire on November 12, 2003.

Following is a brief summary of the material terms of the plans that have not been approved by our shareholders.

1994 SOS EMPLOYEE OPTION EXCHANGE PLAN

In August 1994 the Board approved the 1994 SOS Employee Option Exchange Plan, which has not been approved by shareholders.

The 1994 SOS Employee Option Exchange Plan reserves for issuance up to 982,800 shares of the Company's common stock pursuant to the exercise of options granted under the plan. The plan is administered by a committee appointed by the Company's Board of Directors. Options were granted to certain employees of Sundowner Offshore Services, Inc., upon its acquisition by the Company. No further options will be issued under this plan.

Options granted under the plan are non-qualified stock options for U.S. federal income tax purposes, are non-transferable, and the exercise price of each option was determined by the committee at the time of the grant. Payment of the exercise price may be made in cash, or at the discretion of the committee, in a cashless tender of stock of the Company. Options awarded under the plan expire no later than ten years from the date of award. If an option holder ceases to be an employee of the company for any reason, the option holder must exercise any options granted under the plan within three months of such event, which period may be extended by the Company in its discretion.

1996 EXECUTIVE OFFICERS INCENTIVE STOCK PLAN

In October 1996, the Board adopted the 1996 Executive Officers Incentive Stock Plan which has not been approved by shareholders.

The 1996 Executive Officers Incentive Stock Plan reserves for issuance up to 3,600,000 shares of the Company's common stock pursuant to the exercise of options granted under the plan. The plan is administered by an independent committee appointed by the Company's Board of Directors. Options may be granted under the plan to executive officers of the Company. No optionee may receive grants in excess of 50% of the total shares of common stock authorized to be issued under the plan. Options granted under the plan are nonstatutory options not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (NSOs).

The exercise price of options granted under the plan are set by the committee, but shall be no less than the fair market value per share of common stock on the date of the grant of the option. The term of the NSO may not exceed ten years. Unless otherwise determined by the committee in its discretion, an option may not be exercised after the optionee has ceased to be in the employ of the Company.

1996 CHAIRMAN'S EXECUTIVE STOCK PLAN

In December 1996, the Board adopted the 1996 Chairman's Executive Stock Plan which has not been approved by shareholders.

The 1996 Chairman's Executive Stock Plan reserves for issuance up to 850,000 shares of the Company's common stock pursuant to the exercise of options granted under the plan. The plan is administered by an independent committee appointed by the Company's Board of Directors. Options may be granted under the plan to the Chairman of the Board of the Company. Options granted under the plan are NSOs.

The exercise price of options granted under the plan are set by the committee, but shall be no less than the fair market value per share of common stock on the date of the grant of the option. The term of the NSO may not exceed ten years.

In the event of a termination of employment for any reason, except by the Company for cause or by voluntary resignation by optionee, all unvested options shall be immediately exercisable as of the date of his termination of his employment.

1996 EXECUTIVE OFFICERS STOCK PLAN

In August 1997, the Board adopted the 1996 Executive Officers Stock Plan, which has not been approved by shareholders.

The 1996 Executive Officers Stock Plan reserves for issuance up to 860,000 shares of the Company's common stock pursuant to the exercise of options granted under the plan. The plan is administered by an independent committee appointed by the Company's Board of Directors. Options may be granted under the plan to executive officers of the Company. No optionee may receive grants in excess of 50% of the total shares of common stock authorized to be issued under the Plan. Options granted under the plan are NSOs.

The exercise price of options granted under the plan shall be set by the committee, but shall be no less than the fair market value per share of common stock on the date of the grant of the option. The term of the NSO may not exceed ten years.

Unless otherwise determined by the committee in its discretion, an option may not be exercised after the optionee has ceased to be in the employ of the Company.

1997 EXECUTIVE OFFICERS INCENTIVE STOCK PLAN

In August 1997, the Board adopted the 1997 Executive Officers Incentive Stock Plan, which has not been approved by shareholders.

The 1997 Executive Officers Incentive Stock Plan reserves for issuance up to 2,450,000 shares of the Company's common stock pursuant to the exercise of options granted under the plan. The plan is administered by an independent committee appointed by the Company's Board of Directors. Options may be granted under the plan to executive officers of the Company. No optionee may receive grants in excess of 50% of the total shares of common stock authorized to be issued under the plan. Options granted under the plan are NSOs.

The exercise price of options granted under the plan shall be set by the committee, but shall be no less than the fair market value per share of common stock on the date of the grant of the option. The term of the NSO may not exceed ten years.

Unless otherwise determined by the committee in its discretion, an option may not be exercised after the optionee has ceased to be in the employ of the Company.

1998 EMPLOYEE STOCK PLAN

In March 1998, the Board adopted the 1998 Employee Stock Plan, which has not been approved by shareholders. Amendments were approved by the Board on December 11, 1998.

The 1998 Employee Stock Plan reserves for issuance up to 17,500,000 shares of the Company's common stock pursuant to the exercise of options granted under the plan. The plan is administered by an independent committee appointed by the Company's Board of Directors. The persons who shall be eligible to participate in the plan are employees and consultants of the company. Options granted to employees may either be awards of stock, non-qualified stock options (NQSOs), incentive stock options (ISOs) or stock appreciation rights (SARs).

The exercise price of NQSOs shall be no less than 100% of the fair market value per share of common stock on the date of the grant of the option. As determined by the committee, on the date of the grant, an optionee may reduce the option exercise price by paying the Company in cash, shares, options, or the equivalent, an amount equal to the difference between the exercise price and the reduced exercise price of the option. The committee may specify a period for exercise of an option which period shall be in no event more than ten years from the date of grant. The committee shall establish performance goals for stock awards in writing not later than the date required for compliance under IRC
Section 162(m) and the vesting of such stock shall be contingent upon the attainment of such performance goals. Stock awards shall vest over a period determined by the Committee which period shall expire no later than January 18, 2006. The committee may grant ISOs of not less than 100% of the fair market value per share of common stock on the date of grant; except that in the event the optionee owns on the date of grant, securities possessing more than 10% of the total combined voting power of all classes of securities of the Company or of any subsidiary of the Company, the price per share shall not be less than 110% of the fair market value per share of common stock on the date of the grant and such option shall expire five years from the date such option is granted. SARs may be granted in conjunction with all or part of any option granted under the plan, in which case the exercise of the SAR shall require the cancellation of a corresponding portion of the option and the exercise of the option will result in cancellation of a corresponding portion of the SAR. In the case of a NQSO, such rights may be granted either at or after the time of grant of such option. In the case of an ISO, such rights may be granted only at the time of grant of such option. A SAR may also be granted on a stand alone basis. The term of an SAR shall be established by the committee. The exercise price of a SAR shall in no event be less than 100% of the fair market value per share of common stock on the date of grant.

Unless otherwise determined by the committee, an option may not be exercised after the optionee has ceased to be in the employ of the Company. The committee shall have the authority to make provisions in its award and grant agreements to address vesting and other issues arising in connection with a change of control.

1998 CHAIRMAN'S EXECUTIVE STOCK PLAN

In March 1998, the Board adopted the 1998 Chairman's Executive Stock Plan, which has not been approved by shareholders.

The 1998 Chairman's Executive Stock Plan reserves for issuance up to 764,924 shares of the Company's common stock pursuant to the exercise of options granted under the plan. The plan is administered by an independent committee appointed by the Company's Board of Directors. Options may be granted under the plan to the Chairman of the Board of the Company. Options granted under the plan are NSOs.

The exercise price of options granted under the plan shall be set by the committee, but shall be no less than the fair market value per share of common stock on the date of the grant of the option. The term of the NSO may not exceed ten years.

In the event of a termination of employment for any reason, except by the Company for cause or by voluntary resignation by optionee, all unvested options shall be immediately exercisable as of the date of his termination of his employment.

1999 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

In December 1998, the Executive Committee of the Board adopted the 1999 Stock Option Plan for Non-Employee Directors, which has not been approved by shareholders.

The 1999 Stock Option Plan for Non-Employee Directors reserves for issuance up to 1,500,000 shares of the Company's common stock pursuant to the exercise of options granted under the plan. The plan is administered by the Company's Board of Directors, provided that the Board may appoint a committee to administer the plan. In no event shall an eligible director consider or vote on the administration of this plan or serve as a member of the committee. Options may be granted under the plan to non-employee directors of the Company. Options granted under the plan are NSOs.

The exercise price of options granted under the plan shall not be less than the fair market value on the date of grant. The term of the NSO may not exceed ten years.

Options shall vest and become non-forfeitable on the date specified in the award agreement. In the event of termination of an optionee's service as a director by reason of voluntary retirement or declining to stand for re-election, all unvested options granted pursuant to this Plan shall automatically vest and become nonforfeitable. In the event of death or disablement of an optionee while the optionee is a director, the then-outstanding options of such optionee shall be exercisable for two years from the date of the death or disablement of the optionee or by his/her successors in interest. All unvested options shall automatically vest and become non-forfeitable as of the date of death or disablement and shall be exercisable for two years from the date of the death of optionee or until the stated grant expiration date, whichever is earlier, by the optionee or by his/her successors in interest.

1999 BAYARD EMPLOYEE OPTION EXCHANGE PLAN

In October 1998 the Board adopted the 1999 Bayard Employee Option Exchange Plan, which has not been approved by shareholders.

The 1999 Bayard Employee Option Exchange Plan reserves for issuance up to 322,711 shares of the Company's common stock pursuant to the exercise of options granted under the plan. The plan is administered by a committee appointed by the Board of Directors of the Company. Options may be granted under the plan to employees of the Company that are designated by the committee. Options granted under the plan are NSOs.

The exercise price of options granted under the plan were determined by the committee at the time of grant. For non-qualified stock options, the purchase price was equal to at least the greater of (i) the par value of the common stock, or (ii) 50% of the fair market value of the common stock on the date of grant. The term of an NSO may not exceed ten years.

Options may be made exercisable only under the conditions the committee may establish. Except to the extent that the committee provides otherwise in a written agreement evidencing an incentive award, incentive awards (whether or not vested) held by a participant generally shall expire immediately and/or be forfeited upon termination of such participant's employment.

In the event of a change of control of the Company as described in the plan, the committee may, in its discretion, without obtaining shareholder approval, take any one or more of the following actions, with respect to any participant: (a) accelerate the exercise dates of any or all outstanding stock options or make some or all such stock options immediately fully vested and exercisable; or (b) pay cash to any or all holders of stock options in exchange for the cancellation of their outstanding stock options.

1999 POOL EMPLOYEE/DIRECTOR OPTION EXCHANGE PLAN

In November 1999 the Board adopted the 1999 Pool Employee/Director Option Exchange Plan, which has not been approved by shareholders.

The 1999 Pool Employee/Director Option Exchange Plan reserves for issuance up to 1,466,010 shares of the Company's common stock pursuant to the exercise of options granted under the plan. The plan is administered by a committee appointed by the Board of Directors of the Company. Options may be granted under the plan to former employees and non-employee directors of Pool Energy Services Co. or its subsidiaries who hold options to purchase shares of Pool common stock pursuant to certain stock option plans of Pool. Options granted under the plan are NSOs.

The exercise price of options granted under the plan shall equal the exercise price per share of the corresponding Pool option, divided by 1.025 (rounding the resulting exercise price up to the nearest whole cent). The term of an NSO may not exceed ten years after the acquisition date of the merger.

The period for exercise of an option shall be the same as the period for exercise of the corresponding Pool option. If an optionee has ceased to be in the employ of the Company or its subsidiaries, any outstanding options, whether or not vested, generally may not be exercised after the optionee's date of termination and shall be forfeited; provided however, in its sole discretion the committee may extend the time to exercise any option to a period ending on it applicable expiration date. The committee, in its discretion, shall have the authority to make provisions in its grant agreements to address vesting and other issues arising in connection with a change of control.

SHAREHOLDER MATTERS

Bermuda has exchange controls which apply to residents in respect of the Bermudian dollar. As an exempt company, Nabors is considered to be nonresident for such controls; consequently, there are no Bermuda governmental restrictions on the Company's ability to make transfers and carry out transactions in all other currencies, including currency of the United States.

There is no reciprocal tax treaty between Bermuda and the United States regarding withholding taxes. Under existing Bermuda law, there is no Bermuda income or withholding tax on dividends, if any, paid by Nabors to its shareholders. Furthermore, no Bermuda tax or other levy is payable on the sale or other transfer (including by gift or on the death of the shareholder) of Nabors common shares (other than by shareholders resident in Bermuda).

                             STOCK PERFORMANCE GRAPH

     The following graph illustrates comparisons of five-year cumulative total returns among Nabors Industries Ltd., the S&P 500 Index and the Dow Jones Oil Drilling, Equipment and Services Index. Total returns assumes $100 invested on December 31, 1997 in shares of Nabors Industries Ltd., the S&P 500 Index, and the Dow Jones Oil Drilling, Equipment and Services Index. It also assumes reinvestment of dividends and is calculated at the end of each calendar year, December 31, 1997 to December 31, 2002.

                              (PERFORMANCE GRAPH)


                                           1998       1999         2000       2001         2002
                                        ---------   ---------   ---------   ---------   ---------

Nabors Industries Ltd.                         43          98         187         109         112

S&P 500 Index                                 129         156         141         125          97

Dow Jones Oil Drilling, Equipment and
Services Index                                 48          74         109          75          69

                              SHAREHOLDER PROPOSALS

     Shareholders who, in accordance with the SEC's Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2004 Annual General Meeting of Shareholders must submit their proposals and their proposals must be received at our executive offices no later than January 6, 2004. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.

     In accordance with our Bye-Laws, in order to be properly brought before the 2004 annual general meeting, a shareholder notice of the matter the shareholder wishes to present must be delivered to the Secretary of Nabors at Nabors Industries Ltd., 2nd Floor, International Trading Center, Warrens, St. Michael, Barbados, not less than sixty (60) nor more than ninety (90) days prior to the first anniversary of this year's annual general meeting (provided, however, that if the 2004 annual general meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice must be received not later than the close of business on the tenth (10th) day following the day on which notice of the date of the annual general meeting is mailed or public disclosure of the date of the annual general meeting is made, which ever first occurs). As a result, any notice given by or on behalf of a shareholder pursuant to these provisions of our Bye-Laws (and not pursuant to the SEC's Rule 14a-8) generally must be received no earlier than March 5, 2004 and no later than April 4, 2004.

                                  OTHER MATTERS

     The Board knows of no other business to come before the annual general meeting. However, if any other matters are properly brought before the annual general meeting, the persons named in the accompanying form of proxy, or their substitutes, will vote in their discretion on such matters.

                                                          NABORS INDUSTRIES LTD.

                                                          /s/ DANIEL MCLACHLIN

                                                          DANIEL MCLACHLIN

Dated:  May 8, 2003                                       Secretary

                               SCHEDULE OF ANNEXES

Annex            Document

Annex A          Audit Committee Charter

Annex B          Compensation Committee Charter

Annex C          Governance and Nominating Committee Charter

Annex D          2003 Employee Stock Plan

                                                                         ANNEX A

                             NABORS INDUSTRIES LTD.

                             AUDIT COMMITTEE CHARTER

ORGANIZATION AND PURPOSE

The Board of Directors of Nabors Industries, Ltd. (the "Company") has established the Audit Committee of the Board to carry out the duties and responsibilities assigned to the Audit Committee under applicable securities laws and the rules and regulations of the American Stock Exchange LLC ("AMEX"). The Audit Committee shall assist the Board in monitoring (1) the quality and integrity of the financial statements of the Company; (2) the independent auditor's qualifications and independence; (3) the performance of the Company's independent auditors and any internal audit function; and (4) the compliance by the Company with legal and regulatory requirements. The Audit Committee shall encourage free and open communication among the directors, the independent auditors, the internal auditors, and the financial management of the corporation to promote continuous improvement of and adherence to the corporation's policies, procedures and practices.

The guiding principles to be considered by the Audit Committee in carrying out its responsibilities in reviewing a particular matter shall include consideration of (1) whether the financial statements fairly present the results of operations of the Company in accordance with generally accepted accounting principles; (2) whether the treatment of the matter is consistent with the Company's practices in prior accounting periods; (3) whether the presentation of the matter is reasonably comprehensive under the circumstances; (4) whether the disclosure regarding the matter contains any material misstatement or fails to disclosure a matter which reasonably would be considered material to the Company's stakeholders; and (5) whether the presentation modifies principles of convention or conservatism.

MEETINGS

The Audit Committee should meet at least quarterly and more frequently as circumstances may require. The Audit Committee should meet at least annually with management, independent auditors and any internal auditors, in separate executive sessions. Agendas for Audit Committee meetings must be approved in advance by a majority of the members of the Audit Committee. Special meetings of the Audit Committee outside of those regularly scheduled may only be called with the prior approval of a majority of the members of the Audit Committee.

DIRECTOR QUALIFICATIONS

The Audit Committee shall consist of at least three members of the Board of Directors, who serve at the pleasure of the Board. The members of the Audit Committee shall be appointed by the Board of Directors after considering the recommendation of the Company's Governance and Nominating Committee. Audit Committee members may be replaced by the Board.

The members of the Audit Committee shall meet the independence and experience requirements of the AMEX, the Securities Exchange Act of 1934 (the "Exchange Act"), and applicable SEC rules and regulations. At least one member of the Audit Committee shall be an "audit committee financial expert" as defined by the Commission. A director that serves on the audit committee of more than three public companies (including the Company) may serve on the Audit Committee only if the Board affirmatively determines that the director is able to effectively serve on the Audit Committee.

RESPONSIBILITIES AND DUTIES

The Audit Committee shall have the following responsibilities and duties:

         o The Audit Committee shall have the sole authority to ratify or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

         o The Audit Committee shall preapprove all auditing services and permitted nonaudit services (including the fees and terms thereof) to be performed for the Company by its independent auditor (subject to the de minimis exceptions for nonaudit services described in Section 10A(i)(1)(B) of the Exchange
                  Act). In making its preapproval determination, the Audit Committee shall consider whether providing the nonaudit services are compatible with maintaining the auditors' independence.

                  The Audit Committee may form and delegate authority to subcommittees consisting of one or more of its members, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

         o The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting, or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

         o        The Audit Committee shall make regular reports to the Board.

         o The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement.

         The Audit Committee, to the extent it deems necessary or appropriate, shall:

         Financial Statement and Disclosure Matters

         o Review and discuss with management and the independent auditor the annual financial statements, including disclosures made in management's discussion and analysis ("MD&A"), and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

         o Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

         o Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues relating to the adequacy of the Company's internal controls, and any special steps adopted in light of any material control deficiencies.

         o Review and discuss quarterly reports from the independent auditors on:

                  o        All critical accounting policies and practices used;

                  o All alternative treatments of financial information with generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

                  o Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

         o Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

         o Review with the independent auditor, the corporation's internal auditor, and management, the integrity, adequacy and effectiveness of the disclosure controls and procedures of the Company and receive and review any recommendations for improvements.

         o Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

         o Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

         o Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

         o Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

         Oversight of the Company's Relationship with the Independent Auditor

         o Review and evaluate the lead partner of the independent auditor team.

         o Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

         o Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether to adopt other policies that may help ensure the independence of the Company's auditors.

         o Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

         o Discuss with the national office of the independent auditor issues on which they were consulted by the Company's audit team and matters of audit quality and consistency.

         o Meet with the independent auditor prior to the audit to discuss the scope, planning, staffing, and procedures to be used in conducting the audit.

         Oversight of the Company's Internal Audit Function (Once Established)

         o Review the appointment, performance, and replacement (when necessary) of the senior internal auditing executive.

         o Confirm the independence of the individuals or firm responsible for the Company's internal audit function.

         o Review the effectiveness and performance of the internal auditors.

         o Review with management and the director of internal auditing the Company's process for the internal control structure and procedures for financial reporting and the internal audit department's compliance with the Institute of Internal Auditors' Standards for the Professional Practice of Internal Auditing.

         o Review the significant reports to management prepared by the internal auditing department and management's responses.

         o Discuss with the independent auditor and management the internal audit department responsibilities, budget, and staffing and any recommended changes in the planned scope of the internal audit.

         o Receive and review any summaries of findings from completed internal audits.

         o Meet in executive session with the senior internal auditing executive from time to time to discuss matters which the Audit Committee or the senior internal auditing executive believes are appropriate.

         Compliance Oversight Responsibilities

         o Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

         o Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act (which requires the independent auditor to inform the Audit Committee if it detects or becomes aware of an illegal act) has not been implicated.

         o Obtain reports from management, the Company's senior internal auditing executive, and the independent auditor that the Company and its affiliates are in conformity with applicable legal requirements and the Company's Code of Business Conduct.

         o Review reports and disclosures of insider and affiliated party transactions.

         o Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Ethics.

         o Discuss with management and the independent auditor any correspondence with regulators or governmental agencies which raise material issues regarding the Company's financial statements or accounting policies.

         o Discuss with the Company's chief legal officer legal matters that may have a material impact on the financial statements or the Company's compliance policies.

     Other Matters

         o Perform any other activities consistent with this Charter, the Company's by-laws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

         o Review this Charter periodically and recommend any changes to the Board.

         LIMITATION OF AUDIT COMMITTEE'S ROLE

         Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to prepare financial statements, plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

         The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee oversight, although an important part of the process, does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's oversight function does not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

                                                                         ANNEX B

                             NABORS INDUSTRIES LTD.

                         COMPENSATION COMMITTEE CHARTER

COMPOSITION AND TERM OF OFFICE

     The Compensation Committee shall be composed of not less than two independent Directors. The members of the Committee shall be elected at the first meeting of the Board following the shareholders meeting or as necessary to fill vacancies in the interim. A person may serve on the Executive Compensation Committee only if he or she (i) is a "non-employee Director" for the purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, satisfies the requirements of an "outside director" for the purposes of Section 162(m) of the Internal Revenue Code and (ii) meets the independence requirements of the American Stock Exchange Inc.

MEETINGS

     Committee meetings are normally scheduled four times a year with additional meetings held as necessary.

PURPOSE AND ROLE

     The Purpose of the Committee is to assist the Board in establishing and maintaining a system/policy in which the Company's Senior executives are compensated in a manner that is consistent with Nabors' overall business and management strategy. The Committee will consider the following practices basic to the system and its primary Role is to assist the Board in ensuring adherence to them:

     o Executives are to be rewarded fairly for performance benefiting shareholders on a long range basis. Thus compensation philosophy and practices are to be linked to achievement of business objectives and overall organizational performance.

     o Overall compensation should provide competitive opportunities that attract and retain the executive resources necessary to successfully lead and mange the Company.

     o Specific expertise which Nabors executives are expected to employ in their duties which would normally be handled by outside consultants and specialists will be taken into account in overall compensation.

DUTIES AND RESPONSIBILITIES

     The general responsibilities of the Committee are oversight of compensation (Salary, Bonuses, Stock related awards - Options etc. and any other incentives) for the Executive Officers (The Chairman, (the CEO) the President (the COO) and the Vice Chairman. This embraces review of and recommendation to the Board of proposed changes in compensation under existing or new employment contracts for the CEO developed by the Board as well that for the other designated Officers as set forth by the Chairman.

     Specifically the Committee shall:

          1. Along with the Nominating and Governance Committee periodically review and approve Corporate Goals and Objectives as established by the Board relevant to the Chief Executive and Chief Operating Officers performance and compensation level.

          2. Participate in the establishment of the total Cash Bonus and the total Stock Option Pools to be awarded each year and the recommended allocation related to performance category.

         The Nabors employee performance appraisal system is a basic tool in the execution of its salary and incentive program and overall compensation structure. The Committee or its delegated member will be consulted on the elements to be included in evaluation forms used in the system and will participate in the annual review of the overall statistical results particularly as they pertain to high potential employees who are candidates for the Management Development Program and inclusion in Bonus and stock option plans.

          3. Assist and advise the Board and Management in establishing and maintaining the composition of total compensation for the Senior Executives (CEO and COO) and the other Senior Management positions. The mix of Salary, Cash Bonus, Option Awards, Perks and other elements should be continuously examined to take into account the competitive situation, individual employee potential and performance.

          4. Prepare an annual report on Executive Compensation for inclusion in the Corporation's proxy statement, in accordance with applicable rules and regulations.

          5. Participate in the preparation, review, and approval process of any disclosure, press release, or other Company communication related to Executive compensation including those required in the Company's proxy statement.

          6. Monitor compliance with (1) legal prohibition of loans to Directors and Executive officers and (2) with the Company's program of required stock ownership by Senior Management and Directors.

         The Committee will have access to consultants to assist in the execution of its duties and responsibilities.

PARTICIPATION IN OTHER MATTERS RELATED TO EMPLOYEE COMPENSATION

     The Committee through its Chairman or a designated member will insure that it is informed and knowledgeable as to the Company's Benefit and Pension plans including the 401-K plan. It will, as necessary, attend periodic reviews of the performance of the Investment Plans and will diligently review, keep involved and comment on proposed significant changes in the Plans and in the Administration of the entire Program. Although the Committee cannot assume a line authority role its comments and suggestions are part of its responsibility related to (1) oversight of Senior Management's performance in judiciously controlling costs (in this case of indirect compensation and emoluments) against the need to provide total competitive compensation to retain and recruit high caliber personnel and (2) Monitoring Managements adherence to principals of Fiduciary Responsibilities in respect to employee funds.

     The Committee, through its Chairman or a designated member will review proposed Stock Option awards included in employment offers in recruiting efforts to employ senior executives or specialists.

                                                                         ANNEX C

                             NABORS INDUSTRIES LTD.

                   GOVERNANCE AND NOMINATING COMMITTEE CHARTER

PURPOSE OF THE GOVERNANCE AND NOMINATING COMMITTEE

     The Board of Directors has established the Governance and Nominating Committee of the Board to identify and recommend candidates to serve on the Company's Board of Directors; to recommend directors to serve on the various committees of the Board; and to take a leadership role in shaping the corporate governance of the Company.

MEMBERS OF THE GOVERNANCE AND NOMINATING COMMITTEE

     The Committee must be comprised of at least three members of the Board. The Committee must be comprised solely of independent directors, determined in accordance with the Company's Guidelines on Significant Corporate Governance Issues.

     No Committee member may participate in any discussion with respect to, or vote on, any matter in which he or she is not independent. If there is any basis for believing a Committee member is not independent, the facts and circumstances should be reported to the Board, and no action should be taken until the Board, or a committee of independent directors, has determined that the Committee member is independent.

     The members of the Committee shall be appointed annually by the Board upon the recommendation of the Governance and Nominating Committee in consultation with the Chief Executive Officer. Each member of the Committee shall serve until such member's successor is elected and qualified or until such director's earlier resignation or removal. Any member may resign his or her position as a member of the Committee upon notice given in writing or by electronic transmission to the Board. A member may be removed from the Committee upon the majority vote of the Board.

RESPONSIBILITIES OF THE GOVERNANCE AND NOMINATING COMMITTEE

     The responsibilities of a member of the Committee are in addition to those responsibilities set out for a member of the Board. Each member of the Committee may be compensated separately for his or her service, in accordance with the Company's policies regarding director compensation. The Company's General Counsel will prepare a memorandum on a regular basis setting forth the standards applicable to the members of the Committee under applicable laws and regulations.

     In addition to the matters set forth herein, the Committee will perform such other functions as required by law, the listing requirements of any stock exchange on which the Company's securities are listed, the Company's Certificate of Incorporation or Bye Laws, and Board resolutions.

     The Committee is responsible to the Board for the following activities:

     o To recommend directors' compensation and benefit arrangements to the full Board in consultation with the Compensation Committee;

     o To determine the skills and qualifications of directors most needed to strengthen the Board;

     o To work together with the Chairman of the Board and the Chief Executive Officer to identify suitably qualified board candidates and, following investigation and interviews, make recommendations to the Board for approval;

     o To monitor individual director performance and full Board performance, counsel directors whose performance requires improvement and, when necessary, steer low-performing directors away from standing for reelection (or, if not standing for reelection that year, to encourage them to retire prior to the end of their term.) To recommend termination of board membership of directors when appropriate. Members of the Committee who will stand for re-election in the next Committee year will recuse themselves from discussions concerning the evaluation of those directors standing for reelection;

     o To recommend, in consultation with the Chief Executive Officer, the Committees of the Board, their responsibilities, membership (including filling vacancies) and Chairpersons to the full Board for consideration and appointment;

     o To the extent appropriate, review potential conflicts of interests of directors which might interfere with Board service and to review the fairness of any transactions between the Company and any director;

     o To make determinations, with the advice of legal counsel, concerning the "independence" of Board members for corporate governance purposes and to make other determinations as required under the Company's governance programs;

     o To initially develop and recommend to the Board appropriate corporate governance policies and, once developed, to review and make recommendations to the Board for changes as appropriate. To monitor compliance with corporate governance policies and the Company's Code of Business Conduct (and approve waivers to the Code where appropriate);

     o To consult with directors regarding acceptance of board positions with non-Nabors, for-profit companies, and consider any conflict of interest;

     o    To oversee the training and orientation of directors; and

     o To review the appropriateness of continued Board membership of a member who experiences a change in employment, board membership of another company, or other relevant matter.

MEETINGS

     The Committee shall meet as frequently and at such times as necessary to carry out its responsibilities; however, the committee shall normally meet at least two times each year. The Chair of the Committee will preside at each meeting of the Committee and shall set the length of each meeting and the agenda of items to be addressed at each meeting.

SUBCOMMITTEES

     The Committee may, by resolution passed by a majority of the Committee, designate one or more subcommittees, each subcommittee to consist of one or more of the members of the Committee. The Committee may delegate such authority to a subcommittee as the Committee deems appropriate.

REPORTING

     The Committee shall maintain written minutes of all meetings and consent actions, which shall be recorded or filed with the books and records of the Company and made available to the Board. The Committee will make regular reports to the Board with respect to its activities.

ASSISTANCE FROM OTHERS

     The Committee may engage external advisors and consultants, to the extent determined appropriate by the Committee, to facilitate the performance of the functions of the Committee. All external advisors engaged by the Committee shall report directly to the members of the Committee. Specifically, the Committee shall have the sole authority to retain and terminate any consultant to be used to assist in the search and evaluation of potential directors and members of Board committees and shall have the sole authority to approve the consultant's fees and other retention terms. The Committee has the same authority to retain other experts to advise or assist it, including independent counsel or others. The Committee may also request reports from the executive officers or any other officer of the Company.

PERFORMANCE EVALUATION

     Periodically, at such time deemed appropriate by the Committee or the Board, the Committee shall review and assess the adequacy and appropriateness of this charter and the Committee's own performance. The results of such evaluation and any proposed changes shall be presented to the full Board.

                                                                         ANNEX D

                             NABORS INDUSTRIES LTD.

                            2003 EMPLOYEE STOCK PLAN

SECTION 1. PURPOSE OF PLAN.

                  The name of this plan is the Nabors Industries Ltd. 2003 Employee Stock Plan (the "Plan"). The purpose of the Plan is to provide additional incentive to those officers and employees of the Company and its Subsidiaries and Affiliates whose contributions are essential to the growth and success of the Company's business, in order to strengthen the commitment of such persons to the Company and its Subsidiaries and Affiliates, motivate such persons to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated persons whose efforts will result in the long-term growth and profitability of the Company and its Subsidiaries and Affiliates. To accomplish such purposes, the Plan provides that the Company may grant Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and Stock Bonuses. The Plan is intended to permit awards that satisfy the requirements of section 162(m) of the Code and shall be interpreted in a manner consistent with the requirements thereof.

SECTION 2. DEFINITIONS.

                  For purposes of the Plan, in addition to terms defined elsewhere in the Plan, the following terms shall be defined as set forth below:

                  (a) "Administrator" means the Board, or if and to the extent the Board does not administer the Plan, the Committee, in accordance with
Section 3 hereof.

                  (b) "Affiliate" means any corporation or other entity, more than 50% of the voting power of the outstanding voting securities of which is owned by the Company, its Subsidiaries, or any other Affiliate.

                  (c) "Award" means an award of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or Stock Bonus under the Plan.

                  (d) "Award Agreement" means, with respect to any Award, the written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

                  (e) "Board" means the Board of Directors of the Company.

                  (f) "Change in Capitalization" means any increase, reduction, or change or exchange of Shares for a different number or kind of shares or other securities or property by reason of a reclassification, recapitalization, merger, amalgamation, consolidation, reorganization, issuance of warrants or rights, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise; or any other corporate action, such as declaration of a special dividend, that affects the capitalization of the Company.

                  (g) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

                  (h) "Committee" means any committee or subcommittee the Board may appoint to administer the Plan. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Unless otherwise determined by the Board, the composition of the Committee shall at all times consist solely of persons who are (i) "Nonemployee Directors" as defined in Rule 16b-3 issued under the Exchange Act, and (ii) "outside directors" as defined in section 162(m) of the Code.

                  (i) "Common Shares" means the common shares, par value $0.001 per share, of the Company.

                  (j) "Company" means Nabors Industries Ltd., a Bermuda exempt company (or any successor corporation).

                  (k) "Disability" means (1) any physical or mental condition that would qualify a Participant for a disability benefit under any long-term disability plan maintained by the Company (or by the Subsidiary or Affiliate by which he is employed); (2) when used in connection with the exercise of an Incentive Stock Option following termination of employment, disability within the meaning of section 22(e)(3) of the Code; or (3) such other condition as may be determined in the sole discretion of the Administrator to constitute Disability.

                  (l) "Eligible Recipient" means an employee or officer of the Company or of any Subsidiary or Affiliate.

                  (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                  (n) "Exercise Price" means the per share price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

                  (o) "Fair Market Value" of a Common Share as of a particular date shall mean (1) the closing sale price reported for such share on the national securities exchange or national market system on which such share is principally traded on such date (or, if there were no trades on such date, on the most recently preceding day on which there was a sale), or (2) if the Common Shares are not then listed on a national securities exchange or national market system, or the value of such shares is not otherwise determinable, such value as determined by the Administrator in good faith in its sole discretion.

                  (p) "Freestanding SAR" means an SAR that is granted independently of any Options, as described Section 11 hereof.

                  (q) "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships of the Participant; trusts for the benefit of such immediate family members; or partnerships in which such immediate family members are the only partners.

                  (r) "Incentive Stock Option" shall mean an Option that is an "incentive stock option" within the meaning of section 422 of the Code, or any successor provision, and that is designated by the Administrator as an Incentive Stock Option.

                  (s) "Nonqualified Stock Option" means any Option that is not an Incentive Stock Option, including any Option that provides (as of the time such Option is granted) that it will not be treated as an Incentive Stock Option.

                  (t) "Option" means an Incentive Stock Option, a Nonqualified Stock Option, or either or both of them, as the context requires.

                  (u) "Participant" means any Eligible Recipient selected by the Administrator, pursuant to the Administrator's authority in Section 3 hereof, to receive grants of Options or Stock Appreciation Rights or awards of Restricted Stock, Restricted Stock Units, or Stock Bonus. A Participant who receives the grant of an Option is sometimes referred to herein as "Optionee."

                  (v) "Performance Goal" shall mean one or more of the following business criteria applied to a Participant and/or a business unit or the Company and/or a Subsidiary: (i) income before federal taxes and net interest expense;
(ii) achievement of specific and measurable operational objectives in the areas of rig operating costs, accident records, and employee turnover; (iii) working capital, generally defined to include receivables, inventories and controllable current liabilities, measured either in absolute dollars or relative to sales; (iv) earnings growth, revenues, expenses, share price, market share, return on assets, return on capital, equity or investment, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, or achievement of balance sheet, income statement or cash flow objectives; (v) adjusted cash flows or adjusted income derived from operating activities; and/or (vi) a percentage of cash flow in excess of a percentage of shareholders' average book equity.

                  (w) "Restricted Stock Unit" means the right to receive a Share or the Fair Market Value of a Share in cash granted pursuant to Section 9 hereof.

                  (x) "Restricted Stock" means Shares subject to certain restrictions granted pursuant to Section 8 hereof.

                  (y) "Shares" means Common Shares and the common equity of any successor security.

                  (z) "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to Section 11 hereof.

                  (aa) "Stock Bonus" means the right to receive a Share granted pursuant to Section 10 hereof.

                  (bb) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing more than 50% of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                  (cc) "Tandem SAR" means an SAR that is granted in connection with a related Option pursuant to Section 11 hereof, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

SECTION 3. ADMINISTRATION.

                  (a) The Plan shall be administered by the Board or, at the Board's sole discretion, by the Committee, which shall serve at the pleasure of the Board. Pursuant to the terms of the Plan, the Administrator shall have the power and authority, without limitation:

                           (i) to select those Eligible Recipients who shall be Participants;

                           (ii) to determine in an Award Agreement whether and to what extent Options or Stock Appreciation Rights or awards of Restricted Stock, Restricted Stock Units, or Stock Bonus are to be granted hereunder to Participants;

                           (iii) to determine in an Award Agreement the number of Shares to be covered by each Award granted hereunder;

                           (iv) to determine in an Award Agreement the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder;

                           (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Options or Stock Appreciation Rights or awards of Restricted Stock, Restricted Stock Units, or Stock Bonus granted hereunder;

                           (vi) to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; and

                           (vii) to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan.

                  (b) All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants. No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

                  (c) The Administrator in its discretion may condition entitlement to an Award in whole or in part on the attainment of one or more Performance Goals. The Administrator shall establish any such Performance Goal not later than 90 days after the commencement of the period of service to which the Award relates if the period equals or exceeds one year (or if the period is shorter, 25% of such period of service), and once granted, the Administrator shall not have discretion to increase the amount payable under such Award, provided, however, that whether or not an Award is intended to constitute qualified performance based compensation within the meaning of section 162(m) of the Code, the Administrator shall have the authority to make appropriate adjustments in Performance Goals under an Award to reflect the impact of extraordinary items not reflected in such Performance Goals. For purposes of the Plan, extraordinary items shall be defined as (1) any profit or loss attributable to acquisitions or dispositions of stock or assets, (2) any changes in accounting standards that may be required or permitted by the Financial Accounting Standards Board or adopted by the Company after the goal is established, (3) all items of gain, loss or expense for the year related to restructuring charges for the Company, (4) all items of gain, loss or expense for the year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, (5) all items of gain, loss or expense for the year related to discontinued operations as defined in APB Opinion No. 30 or FAS No. 144, and (6) such other items as may be prescribed by section 162(m) of the Code and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions and any changes thereto.

                  (d) Subject to section 162(m) of the Code and except as required by Rule 16b-3 under the Exchange Act with respect to grants of Awards to individuals who are subject to section 16 of the Exchange Act, or as otherwise required for compliance with Rule 16b-3 under the Exchange Act or other applicable law, the Administrator may delegate all or any part of its authority under the Plan to an employee, employees or committee of employees of the Company or any Subsidiary.

                  (e) If at any time (whether before or after termination of employment) a majority of either the Board or the Committee determines that a Participant has engaged in fraud, embezzlement, theft, commission of a felony, dishonesty, or any other conduct inimical to the Company, either the Board or the Committee (as the case may be) may provide for the immediate forfeiture of any Award held by the Participant, whether or not then vested. Any determination by the Board or Committee (as the case may be) under this subsection (e) shall be final, conclusive and binding on all persons.

SECTION 4. SHARES RESERVED FOR ISSUANCE UNDER THE PLAN.

                  (a) There shall be reserved and available for issuance under the Plan 3,500,000 Common Shares. The grant of any Restricted Stock Units or SARs that may be settled only in cash shall not reduce the number of Common Shares with respect to which Awards may be granted pursuant to the Plan.

                  (b) To the extent that (i) an Option expires or is otherwise cancelled or terminated without being exercised as to the underlying Shares,
(ii) any Shares subject to any award of Stock Appreciation Rights, Restricted Stock, Restricted Stock Unit, or Stock Bonus are forfeited, (iii) payment for an Option upon exercise is made with

Shares owned by the Optionee for at least six months on the date of surrender or
(iv) Shares are withheld from payment of an Award in satisfaction of any federal, state or local tax withholding requirements, such Shares shall again be available for issuance in connection with future Awards granted under the Plan.

                  (c) The aggregate number of Shares with respect to which Awards (including Awards payable in cash but denominated in Common Shares, i.e., cash-settled Restricted Stock Units or SARs) may be granted to any individual Participant during any calendar year shall not exceed 1,500,000.

SECTION 5. EQUITABLE ADJUSTMENTS.

                  In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and/or kind of common shares or other property reserved for issuance under the Plan, (ii) the kind, number and/or option price of shares or other property subject to outstanding Options and Stock Appreciation Rights granted under the Plan, and (iii) the kind, number and/or purchase price of shares or other property subject to outstanding awards of Restricted Stock, and Restricted Stock Units granted under the Plan, in each case as may be determined by the Administrator, in its sole discretion. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, for the cancellation of any outstanding Awards in exchange for payment in cash or other property of the Fair Market Value of the Shares covered by such Awards reduced, in the case of Options, by the Exercise Price thereof, and in the case of Stock Appreciation Rights, by the grant price thereof, or by any other applicable purchase price.

SECTION 6. ELIGIBILITY.

                  The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among Eligible Recipients. The Administrator shall have the authority to grant to any Eligible Recipient Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or a Stock Bonus.

SECTION 7. OPTIONS.

                  (a) General. Options may be granted alone or in addition to other Awards granted under the Plan. Any Option granted under the Plan shall be evidenced by an Award Agreement in such form as the Administrator may from time to time approve. The provisions of each Option need not be the same with respect to each Participant. Participants who are granted Options shall enter into an Award Agreement with the Company, in such form as the Administrator shall determine, which Award Agreement shall set forth, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option granted thereunder. The Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. To the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a separate Nonqualified Stock Option. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in paragraphs (b)-(i) of this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable.

                  (b) Exercise Price. The per share Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant but shall not be less than 100% of the Fair Market Value per Share on such date (or, in the case of Incentive Stock Options, 110% of the Fair Market Value per Share on such date if, on such date, the Eligible Recipient owns (or is deemed to own under the Code) stock possessing more than 10% (a "Ten Percent Owner") of the total combined voting power of all classes of shares of the Company or its Subsidiaries).

                  (c) Option Term. The term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten years after the date such Option is granted. If the Eligible Participant is a Ten Percent Owner, an Incentive Stock Option may not be exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

                  (d) Exercisability. Options shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of preestablished Performance Goals or other corporate or individual performance goals, as shall be determined by the Administrator in its sole discretion. The Administrator may also provide that any Option shall be exercisable only in installments.

                  (e) Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or in part may also be made (i) by means of any properly executed broker-assisted exercise procedure, subject to approval by the Administrator, (ii) in the form of unrestricted Shares already owned by the Optionee for at least six months on the date of surrender to the extent the Shares have a Fair Market Value on the date of surrender equal to the aggregate option price of the Shares as to which such Option shall be exercised, provided that, in the case of an Incentive Stock Option, the right to make payment in the form of already owned Shares may be authorized only at the time of grant, or
(iii) any combination of the foregoing.

                  (f) Rights as Shareholder. An Optionee shall have no rights to dividends or any other rights of a shareholder with respect to the Shares subject to the Option until the Optionee has given written notice of exercise, has paid in full for such Shares, and has satisfied the requirements of Section 15 hereof.

                  (g) Nontransferability of Options. The Optionee shall not be permitted to sell, transfer, pledge or assign any Option other than by will and the laws of descent and distribution and all Options shall be exercisable during the Participant's lifetime only by the Participant, in each case, except as set forth in the following two sentences. During an Optionee's lifetime, the Administrator may, in its discretion, permit the transfer, assignment or other encumbrance of an outstanding Option if such Option is a Nonqualified Stock Option or an Incentive Stock Option that the Administrator and the Participant intend to change to a Nonqualified Stock Option. Subject to the approval of the Administrator and to any conditions that the Administrator may prescribe, an Optionee may, upon providing written notice to the Company, elect to transfer any or all Options described in the preceding sentence (i) to members of his or her Immediate Family, provided that no such transfer by any Participant may be made in exchange for consideration, or (ii) by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the Participant.

                  (h) Termination of Employment or Service. Except as otherwise provided in an Award Agreement, if a Participant's employment with the Company or any Subsidiary or Affiliate terminates for any reason, all outstanding Options granted to such Participant shall expire on the date of such termination (whether or not then vested or exercisable). Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

                  (i) Limitation on Incentive Stock Options. To the extent that the aggregate Fair Market Value of Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under the Plan and any other stock option plan of the Company or any Subsidiary or Affiliate shall exceed $100,000, such Options shall be treated as Nonqualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

SECTION 8. RESTRICTED STOCK.

                  (a) General. Awards of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan and shall be evidenced by an Award Agreement. The Administrator shall determine the

Eligible Recipients to whom, and the time or times at which, Awards of Restricted Stock shall be made; the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Stock; and the Restricted Period (as defined in Section 8(d)) applicable to awards of Restricted Stock. The provisions of the awards of Restricted Stock need not be the same with respect to each Participant.

                  (b) Purchase Price. The price per Share, if any, that a Recipient must pay for Shares purchasable under an award of Restricted Stock shall be determined by the Administrator in its sole discretion at the time of grant.

                  (c) Awards and Certificates. The prospective recipient of an Award of Restricted Stock shall not have any rights with respect to any such Award, unless and until such recipient has executed an Award Agreement evidencing the Award and delivered a fully executed copy thereof to the Company, within such period as the Administrator may specify after the award date. Each Participant who is granted an award of Restricted Stock shall be issued a share certificate in respect of such shares of Restricted Stock, which certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award, provided that the Company may require that the share certificates evidencing Restricted Stock granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award.

                  (d) Nontransferability. Any Award of Restricted Stock granted pursuant to this Section 8 shall be subject to the restrictions on transferability set forth in this paragraph (d). During such period as may be set by the Administrator in the Award Agreement (the "Restricted Period"), the Participant shall not be permitted to sell, transfer, pledge, hypothecate or assign Shares of Restricted Stock awarded under the Plan except by will or the laws of descent and distribution. The Administrator may also impose such other restrictions and conditions, including the attainment of preestablished Performance Goals or other corporate or individual performance goals, on Restricted Stock as it determines in its sole discretion. The Restricted Period shall be not less than three years, provided that the Restricted Period may be shorter (but not less than one year) if vesting of the Restricted Stock is conditioned upon the attainment of preestablished Performance Goals or other corporate or individual performance goals. However, in no event shall the Restricted Period end with respect to a Restricted Stock Award prior to the satisfaction by the Participant of any liability arising under Section 15 hereof. Any attempt to dispose of any Restricted Stock in contravention of any such restrictions shall be null and void and without effect.

                  (e) Rights as a Shareholder. Except as provided in Section 8(c) and (d), the Participant shall possess all incidents of ownership with respect to Shares of Restricted Stock during the Restricted Period, including the right to receive or reinvest dividends with respect to such Shares (except that the Administrator may provide in its discretion that any dividends paid in property other than cash shall be subject to the same restrictions as those that apply to the underlying Restricted Stock) and to vote such Shares. Certificates for unrestricted Shares shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such awards of Restricted Stock except as the Administrator, in its sole discretion, shall otherwise determine.

                  (f) Termination of Employment. The rights of Participants granted an Award of Restricted Stock upon termination of employment with the Company or any Subsidiary or Affiliate for any reason during the Restricted Period shall be set forth in the Award Agreement governing such Award.

SECTION 9. RESTRICTED STOCK UNITS

                  (a) Vesting. At the time of the grant of Restricted Stock Units, the Administrator may impose such restrictions or conditions to the vesting of such Restricted Stock Units as it, in its sole discretion, deems appropriate, to be contained in the Award Agreement, including the attainment of preestablished Performance Goals or other corporate or individual performance goals. The Administrator may divide such Restricted Stock Units into classes and assign different vesting conditions for each class. Provided that all conditions to the vesting of a Restricted Stock Unit are satisfied, and except as provided in Section 9(c), upon the satisfaction of all vesting conditions with respect to a Restricted Stock Unit, such Restricted Stock Unit shall vest. The provisions of the awards of Restricted Stock Units need not be the same with respect to each Participant.

                  (b) Benefit Upon Vesting. Upon the vesting of a Restricted Stock Unit, the Participant shall be entitled to receive, within 30 days of the date on which such Restricted Stock Unit vests, an amount in cash or, in the Company's sole discretion, in Common Shares with a Fair Market Value equal to the sum of (1) the Fair Market Value of a Common Share on the date on which such Restricted Stock Unit vests and (2) the aggregate amount of cash dividends paid with respect to a Common Share during the period commencing on the date on which the Restricted Stock Unit was granted and terminating on the date on which such Share vests. Notwithstanding the foregoing provisions of this Section 9, if a Restricted Stock Unit is to be settled in Common Shares, the Restricted Stock Unit shall vest not earlier than three years from the date of grant, provided that the Restricted Stock Unit may vest earlier (but not less than one year from the date of grant) if vesting of the Restricted Stock Unit is conditioned upon the attainment of preestablished Performance Goals or other corporate or individual performance goals.

                  (c) Termination of Employment. The rights of Participants granted a Restricted Stock Unit upon termination of employment with the Company or any Subsidiary or Affiliate for any reason before the Restricted Stock Unit vests shall be set forth in the Award Agreement governing such Award.

SECTION 10. STOCK BONUS AWARDS

                  In the event that the Administrator grants a Stock Bonus, a certificate for the Common Shares constituting such Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is payable. The Fair Market Value of the Shares subject to a Stock Bonus shall not exceed the salary or cash bonus otherwise payable to the Participant on the date of grant, and the Stock Bonus shall be in lieu of an amount of the Participant's salary or cash bonus equal to such Fair Market Value.

SECTION 11. STOCK APPRECIATION RIGHTS.

                  (a) Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Administrator in its sole discretion. The Administrator may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SAR. The Administrator in its sole discretion shall determine the number of SARs granted to each Participant (subject to Section 4 hereof) and, consistent with the provisions of the Plan, the terms and conditions pertaining to such SARs, including any conditions relating to the attainment of preestablished Performance Goals or other corporate or individual performance goals as may be determined by the Administrator in its sole discretion. The provisions of the awards of SARs need not be the same with respect to each Participant.

                  (b) Grant Price. The grant price of a Freestanding SAR shall be not less than the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Exercise Price of the related Option.

                  (c) Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an Incentive Stock Option: (i) the Tandem SAR shall expire no later than the expiration of the underlying Incentive Stock Option; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying Incentive Stock Option and the Fair Market Value of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the Exercise Price of the Incentive Stock Option.

                  (d) Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Administrator, in its sole discretion, imposes upon them.

                  (e) SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Administrator shall determine.

                  (f) Term of SARs. The term of an SAR granted under the Plan shall be determined by the Administrator, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

                  (g) Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

                           (i) the difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

                           (ii) the number of Shares with respect to which the SAR is exercised.

At the discretion of the Administrator, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The Administrator's determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

SECTION 12. EFFECT OF CHANGE IN CONTROL.

                  The Administrator in its discretion may provide that, upon the occurrence of a change in control (as such term may be defined in an Award Agreement) or upon termination of employment under specified circumstances during a specified period following such a change in control, all as specified in the applicable Award Agreement, all outstanding Shares of Restricted Stock, and Restricted Stock Units granted to a Participant which have not theretofore vested shall immediately vest and all restrictions on such Shares and Units shall immediately lapse, and each Option and Stock Appreciation Right granted to a Participant and outstanding at such time shall become fully and immediately exercisable.

SECTION 13. AMENDMENT AND TERMINATION.

                  (a) The Board may amend, alter or discontinue the Plan, but
(i) no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant's consent, and (ii) any amendment shall be subject to approval of shareholders if it (A) materially increases the benefits accruing to Participants under the Plan, (B) materially increases the number of Shares that may be issued under the Plan, or (C) materially modifies the requirements for participation in the Plan. Unless the Board determines otherwise, the Board shall obtain approval of shareholders of the Company for any amendment that would require such approval in order to satisfy the requirements of section 162(m) of the Code, section 422 of the Code, stock exchange rules or other applicable law.

                  (b) The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but (i) unless approved by the shareholders of the Company, no such amendment shall (A) accelerate the date on which any Option or SAR granted under the Plan becomes exercisable or (B) accelerate the lapse of restrictions, or waive any condition imposed hereunder, with respect to any Restricted Stock, Restricted Stock Units, or Stock Bonus, and (ii) subject to Section 4 of Plan, no such amendment shall impair the rights of any Participant without his or her consent.

                  (c) Notwithstanding the foregoing provisions of this Section 13, any decrease in the Exercise Price of any outstanding Option (whether effected by amendment to the Plan or an Award Agreement) shall be subject to the approval of the shareholders of the Company.

SECTION 14. UNFUNDED STATUS OF PLAN.

                  The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

SECTION 15. WITHHOLDING TAXES.

                  (a) Whenever cash is to be paid pursuant to an Award, the Company (or Subsidiary or Affiliate, as the case may be) shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local tax withholding requirements related thereto. Whenever Shares are to be delivered pursuant to an Award, the Company (or Subsidiary or Affiliate, as the case may be) shall have the right to require the Participant to remit to the Company (or Subsidiary or Affiliate, as the case may be) in cash an amount sufficient to satisfy any federal, state and local tax withholding requirements related thereto. With the approval of the Administrator, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery Shares or by delivering Shares already owned by the Participant for at least six months, in each case, having a value equal to the minimum amount of tax required to be withheld. Such shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such an election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award.

                  (b) If the Participant makes a disposition, within the meaning of section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Participant pursuant to such Participant's exercise of an Incentive Stock Option, and such disposition occurs within the two-year period commencing on the day after the date of grant or within the one-year period commencing on the day after the date of exercise, such Participant shall, within ten (10) days of such disposition, notify the Company (or Subsidiary or Affiliate, as the case may be) thereof and thereafter immediately deliver to the Company (or Subsidiary or Affiliate, as the case may be) any amount of federal, state or local income taxes and other amounts which the Company (or Subsidiary or Affiliate, as the case may be) informs the Participant the Company (or Subsidiary or Affiliate, as the case may be) is required to withhold.

SECTION 16. GENERAL PROVISIONS.

                  (a) Shares shall not be issued pursuant to the exercise of any Award granted hereunder unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act and the requirements of any stock exchange upon which the Common Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended, of any interests in the Plan or any Common Shares to be issued hereunder or to effect similar compliance under any state laws.

                  (b) All certificates for Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Shares may then be listed, and any applicable federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing Shares pursuant to the terms hereof, that the recipient of such Shares make such agreements and representations as the Administrator, in its sole discretion, deems necessary or desirable.

                  (c) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval, if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any Eligible Recipient any right to continued employment or service with the Company or any Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment or service of an Eligible Recipient at any time.

                  (d) No fractional Common Shares shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

                  (e) If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

                  (f) The Plan and all Awards shall be governed by the laws of the State of Delaware without regard to its principles of conflict of laws.

                  (g) Awards may be granted under the Plan from time to time in substitution for awards held by employees, directors or service providers of other corporations who are about to become employees of the Company or a Subsidiary or Affiliate as the result of a merger or consolidation of the employing corporation with the Company or Subsidiary or Affiliate, or the acquisition by the Company or a Subsidiary or Affiliate of the assets of the employing corporation, or the acquisition by the Company or a Subsidiary or Affiliate of the shares of the employing corporation, as the result of which it becomes a Subsidiary or Affiliate under the Plan. The terms and conditions of the Awards so granted may vary from the terms and conditions set forth in this Plan at the time of such grant as the Administrator may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are made.

SECTION 17. SHAREHOLDER APPROVAL; EFFECTIVE DATE OF PLAN.

                  The Plan shall be effective as of the date of its approval by the Company's shareholders.

SECTION 18. TERM OF PLAN.

                  No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the date the Plan is approved by the Company's shareholders, but Awards theretofore granted may extend beyond that date.

[X] Please mark your votes as in this example.

THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH NOMINEE FOR DIRECTOR, FOR THE APPOINTMENT OF
PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS AND FOR THE APPROVAL OF THE 2003 EMPLOYEE STOCK PLAN.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1, ITEM 2 AND ITEM 3.

--------------------------------------------------------------------------------

FOR      [ ]       WITHHELD       [ ]

1.   Election of Directors.  (see reverse)

     For, except vote withheld from the following nominee(s):

     ----------------------------------------------

--------------------------------------------------------------------------------


FOR      [ ]   AGAINST         [ ]   ABSTAIN           [ ]

2. Appointment of PricewaterhouseCoopers LLP as independent auditors and to authorize the Audit Committee of the Board of Directors to set auditors' remuneration.

--------------------------------------------------------------------------------

FOR      [ ]   AGAINST         [ ]   ABSTAIN           [ ]

3.       Approval of the 2003 Employee Stock Plan.

--------------------------------------------------------------------------------

In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting (including a motion to adjourn the meeting) and at any adjournment of the meeting.

NOTE: Please mark the proxy, sign exactly as your name appears below, and return it promptly in the enclosed addressed envelope. When shares are held by joint tenants, both parties should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized person. If a partnership, please sign in full partnership name by an authorized person.

--------------------------------------------
Signature                        Date

--------------------------------------------
Signature                        Date

PROXY

                             NABORS INDUSTRIES LTD.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The person signing on the reverse by this proxy appoints Eugene M. Isenberg and Anthony G. Petrello, and each of them (with full power to designate substitutes), proxies to represent, vote and act with respect to all common shares of Nabors Industries Ltd. held of record by the undersigned at the close of business on April 10, 2003 at Nabors' annual general meeting of shareholders to be held on June 3, 2003 and at any adjournments or postponements thereof. The proxies may vote and act upon the matters designated below and upon such other matters as may properly come before the meeting (including a motion to adjourn the meeting), according to the number of votes the undersigned might cast and with all powers the undersigned would possess if personally present.

1. ELECTION OF DIRECTORS: Election of two Class III directors of Nabors to serve until the 2006 annual general meeting of shareholders or until their respective successors are elected and qualified.

                  Nominees:       Eugene Isenberg and Jack Wexler

2. APPOINTMENT OF AUDITORS: Appointment of PricewaterhouseCoopers LLP as independent auditors and to authorize the Audit Committee of the Board of Directors to set auditors' remuneration

3.       APPROVAL OF THE 2003 EMPLOYEE STOCK PLAN.

You are encouraged to specify your choice by marking the appropriate box on the reverse side. If you do not mark any box, your shares will be voted FOR the election of the above-named directors, FOR the appointment of PricewaterhouseCoopers LLP as auditors, and FOR the approval of the 2003 Employee Stock Plan in accordance with the Board of Directors' recommendations.

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